UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Hong T. Le

SMALLCAP World Fund, Inc.

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund® Annual report for the year ended September 30, 2020

We believe small
companies around
the world can provide
opportunities for
investors

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

SMALLCAP World Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

15	Financial statements

42	Board of directors and other officers

Fellow investors:

In a 12-month period marked by the end of a long bull market, a sharply declining bear market and an equally intense equity market recovery, SMALLCAP World Fund posted a substantial total return for the fund’s fiscal year.

For the period ended September 30, 2020, the fund returned 24.98%. These returns reflect a one-time capital gains payment of just over $2.49 a share.

By way of comparison, the fund’s primary index benchmark, the MSCI All Country World Small Cap Index — an unmanaged measure of small-capitalization companies from around the world — gained 3.22% over the same period.

We can attribute a great deal of this strong relative return to our deep fundamental research, which informs our stock selection process. The fund’s returns during the bear market earlier this year, while negative, were stronger than that of the fund’s benchmarks, and the subsequent market rally favored more growth-oriented stocks.

While we are gratified with the fund’s results, we would caution our shareholders, as we often do, that such outsized returns are not the norm. We continue to take a long-term approach to our investments within the fund, a stance that has served the fund well over longer periods, and we encourage you to take a similar long-term view in your own investments.

The year in review

When we last reported to you a year ago, it would have been hard to imagine the confluence of events we’ve seen since. The onset of the COVID-19 pandemic during the winter and the unprecedented economic disruptions that followed had a jarring and severe effect on equities around the world, with the depth of the declines varying depending on a given nation’s efforts to combat the virus and stabilize economies.

The United States saw a sharp decline in both equity markets and overall economic activity in February and March as COVID-19 spread throughout the country. The rapid and unprecedented response by the U.S.

Results at a glance

For periods ended September 30, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/30/90)

SMALLCAP World Fund (Class A shares)	24.98%	12.97%	10.71%	9.99%
MSCI All Country World Small Cap Index*	3.22	7.63	7.88	7.73

*	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.

SMALLCAP World Fund	1

Federal Reserve, along with fiscal support from the government, allowed stocks to recover quickly. Unemployment remains significantly above pre-COVID levels, and the potential for another wave during the winter months increases uncertainty. Other countries have had varying degrees of success balancing the fight against COVID-19 with economic recovery, though overall global markets have recovered from their springtime lows.

To put this into greater perspective, U.S. GDP declined 5% in the first quarter of 2020 and a truly unprecedented 31.4% in the second quarter. In the United Kingdom, GDP fell 2.1% in the first quarter and 21.5% in the second quarter; for the Eurozone, first and second quarter GDP declines were 3.7% and 11.8%, respectively.

Asian economies generally suffered similarly, though China — the first nation to suffer through pandemic-related economic disruptions — posted an 11.7% increase in second-quarter GDP after a first-quarter decline of 10%.

Throughout these serious economic declines, equities continued to rally through the summer, though not without significant bouts of volatility prompted by government activity, health warnings and the U.S. presidential election. Generally speaking, the beneficiaries of this rally have been the companies whose longer term prospects may have been highlighted by the changes the pandemic has brought, such as information technology and healthcare, which have been critical to the response to COVID. Cyclical stocks like energy, on the other hand, have suffered due to significantly lower demand because of reduced economic activity and work-from-home mandates. Certain financial stocks declined due to lower interest rates and concerns about rising credit costs. Other areas directly impacted by the pandemic, such as travel, have seen declines, but value is emerging for strong companies that can emerge from the pandemic crisis with solid businesses and balance sheets.

How the fund responded

No matter the market environment, the managers of SMALLCAP World Fund continue to hew closely to the fund’s goal of finding long-term investments in small companies with the potential to disrupt existing industries or create new ones. As part of that goal, a given company’s long-term viability through difficult market cycles is a key indicator of potential. We believe the fund’s results over the past year reflect that.

Of the fund’s top 20 holdings, 18 saw positive returns during the period, led by ninth-largest holding DocuSign (up 247.6%) and third-largest holding Evolution Gaming (up 236.1%); both companies represent key investments in online services. The two top holdings to decline during the period were blood and plasma supply company Haemonetics Corp., the 18th-largest holding (down 30.8%) and Brazilian health insurer Notre Dame Intermedica, the 20th largest (down 11.3%).

The top returning holdings for the period included German home improvement e-commerce retailer Westwing Group (up 867.4%) and biopharmaceutical company Adaptimmune Therapeutics (up 428.5%). The fund’s top decliners were Canadian oil and gas company NuVista Energy (down 74.3%) and travel software platform provider Sabre (down 70.9%).

Overall, stock selection powered the fund’s relative returns against its benchmark during the period. On an absolute and relative basis, the fund’s holdings in the information technology sector led returns, followed by consumer discretionary stocks.

While the fund’s holdings in the financial, real estate, energy and utilities sectors dragged on absolute returns, the fund had fewer holdings in these sectors than the benchmark index overall, and those holdings lost less as well. Only the fund’s holdings in the materials sector, at just over 2% of the entire portfolio, detracted from both absolute and relative returns.

In terms of geography, 46.5% of the fund’s holdings were based in the United States and were additive to returns on an absolute and relative basis. Another 14.4% of shares were held in emerging markets stocks, which saw positive returns on an absolute and relative basis. Shares of European companies outside the eurozone, representing 8% of the portfolio, saw strong absolute and relative returns, while the fund’s Japanese holdings, at just 6.2% of the fund, also added significantly to returns. The fund’s holdings in the United Kingdom, at 6.7% of the portfolio, bettered the index’s returns significantly, while holdings in Asian shares outside of Japan saw positive returns but detracted from returns compared to the index.

The fund ended the fiscal year with 4.7% of the portfolio held in cash and other short-term assets, less liabilities. This liquidity remains an important tool for the fund’s investment professionals to take advantage of potential investment opportunities as they arise, and can help mitigate the effects of market volatility as well.

It’s worth noting that these allocations to industry sectors, geography and cash are not predetermined by the fund’s managers. Within The Capital System™, each portfolio manager invests in stocks as he or she sees fit. Thus, these allocations represent dozens of independent decisions rather than a handful of collective ones, and represent our investment professionals’ best thinking.

2	SMALLCAP World Fund

The road ahead

When we wrote this letter a year ago, we felt that the bull market that began after the 2008-09 financial crisis could potentially continue — barring unforeseen circumstances. The concerns we had at the time, ranging from the coming election year to the exit of the United Kingdom from the European Union, remain valid today. Of course, all these concerns have been overshadowed by COVID-19 and the unparalleled changes it has wrought on the global economy.

Today, more than six months into the pandemic’s onset, there are reasons for both optimism and caution. The effectiveness of the response to COVID-19 has varied significantly across nations, and the traditional winter season tends to see higher transmission rates. The response by the global pharma and biotech industry in vaccine development and testing — an effort which includes some of the fund’s holdings — has been unprecedented, and there is hope that this will result in both vaccines and treatments to come. We believe that while the pandemic has certainly impacted individual businesses in profound ways, it has also served to accelerate market and industry trends already in place, which makes our long-term perspective all the more important.

In the coming months, critical choices will chart our course forward. The stimulus initially approved by Congress in the spring served to dampen the blow to the economy, and the Federal Reserve continues to play a critical role in stabilizing markets. However, as of this writing, that stimulus has lapsed without further support in place, and it remains to be seen how the outcome of the presidential and Congressional elections will affect future economic efforts. Of course, the progress made in controlling and ultimately overcoming COVID-19 will have the most influence on the global economy over the next 12 months.

For investors, the exciting thing is that opportunities continue to arise. We are still able to find small companies around the world that we believe have the potential to disrupt old business models and chart new courses. We expect companies whose products and services have proven critical to the continual functioning of the economy will do well, and we continue to review other companies around the world for signs of future strength in a recovery.

Despite the pandemic, our investment professionals are meeting with more companies than ever, something that has become easier to do with the widespread adoption of virtual conferencing. Our fund’s managers certainly miss the human element of face-to-face meetings, and the opportunities to visit manufacturing plants, retail outlets and boardrooms around the world. Yet because of our organization’s scale, long relationships with management, and deep industry knowledge, we are finding that companies value meeting with our research analysts more than ever, even if only via virtual formats. Thus, we continue to do the deep, fundamental research that has been the foundation of the fund’s success over the decades.

We would also note that this fund is now managed by three independent investment groups within the Capital Group Companies, each with its own research analysts and portfolio managers. The success of these three groups in contributing to the fund’s return represents years of planning to build out research and asset management capacity, and is one of the ways the fund continues to plan for the future — and good stewardship of your investments.

Especially in times such as these, we believe our investment process will be the key to future success. We can expect markets to be volatile, but historically, there has been a recovery after a downturn. While we cannot say for certain that equities will continue to rise in value as they have in recent months, we firmly believe that a long-term perspective will reward patient investors, as it has for decades.

Finally, and as always, we thank you for the trust you’ve placed in the managers of SMALLCAP World Fund. We wish you and those close to you safety and good health, and look forward to reporting to you once again in six months.

Cordially,

Julian N. Abdey
Co-President

Jonathan Knowles
Co-President

Gregory W. Wendt
Co-President

November 10, 2020

For current information about the fund, visit capitalgroup.com.

SMALLCAP World Fund	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2020)*

	1 year	5 years	10 years
Class A shares	17.79%	11.64%	10.05%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 1.06% for Class A shares as of the prospectus dated December 1, 2020 (unaudited).

$200,000
100,000
50,000
20,000
10,000
7,000
Year ended September 30
1990[4]
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.
[4]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

4	SMALLCAP World Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2020, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $170,496 even after deducting the maximum 5.75% sales charge.

SMALLCAP World Fund	5

Summary investment portfolio September 30, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	46.52%
Eurozone*	8.34
United Kingdom	6.67
Japan	6.21
Sweden	5.10
China	4.84
India	3.47
Canada	2.20
Switzerland	2.11
Other countries	9.85
Short-term securities & other assets less liabilities	4.69
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

Common stocks 94.00%	Shares	Value (000)
Information technology 23.77%
RingCentral, Inc., Class A1	4,179,600	$1,147,760
MongoDB, Inc., Class A1	2,811,413	650,870
DocuSign, Inc.[1]	1,863,229	401,041
Cree, Inc.[1]	5,472,938	348,845
Smartsheet Inc., Class A1,2	6,875,105	339,768
Net One Systems Co., Ltd.[2,3]	6,879,958	313,706
SimCorp AS2,3	2,186,750	287,448
Alteryx, Inc., Class A1,4	2,359,300	267,899
Netcompany Group AS, non-registered shares[1,2,3]	3,162,672	261,807
Inphi Corp.[1]	2,218,942	249,076
Ceridian HCM Holding Inc.[1]	2,851,343	235,664
Paycom Software, Inc.[1]	737,569	229,605
Globant SA1	1,239,031	222,059
TeamViewer AG1,3	4,257,886	210,257
Sinch AB1,3	2,319,680	189,006
EPAM Systems, Inc.[1]	539,600	174,442
Carel Industries SpA[2,3]	7,806,894	165,092
Other securities		7,305,141
		12,999,486

Health care 19.95%
Insulet Corp.[1]	3,278,201	775,590
Molina Healthcare, Inc.[1]	2,579,100	472,078
NovoCure Ltd.[1]	3,783,697	421,163
Haemonetics Corp.[1,2]	3,591,217	313,334
Allakos Inc.[1,2]	3,822,533	311,345
Notre Dame Intermédica Participações SA	25,176,829	291,673
DexCom, Inc.[1]	617,500	254,552
CanSino Biologics Inc., Class H1,3,4	10,536,204	227,672
Centene Corp.[1]	3,760,418	219,345
iRhythm Technologies, Inc.[1]	795,280	189,364
Amplifon SpA[1,3]	5,286,500	188,794
GW Pharmaceuticals PLC (ADR)[1,2,4]	1,799,395	175,171
Ultragenyx Pharmaceutical Inc.[1]	2,106,670	173,147
Mani, Inc.[2,3]	6,234,882	169,994
Silk Road Medical, Inc.[1,2]	2,483,600	166,923
Other securities		6,560,814
		10,910,959

6	SMALLCAP World Fund

	Shares	Value (000)
Consumer discretionary 17.47%
Evolution Gaming Group AB2,3	9,884,330	$653,356
TopBuild Corp.[1,2]	2,361,400	403,067
Ocado Group PLC[1,3]	10,398,813	367,493
Floor & Decor Holdings, Inc., Class A1	4,356,200	325,844
Just Eat Takeaway (EUR denominated)[1,3]	2,858,900	320,162
DraftKings Inc., Class A1	3,089,512	181,787
DraftKings Inc., Class A1,3,4,5	2,004,442	107,326
ASOS PLC[1,3]	3,504,573	232,555
Dollarama Inc.	6,015,000	230,563
YETI Holdings, Inc.[1,2]	4,995,963	226,417
Thor Industries, Inc.	2,315,800	220,603
IDP Education Ltd.[2,3]	14,269,619	194,977
Five Below, Inc.[1]	1,514,402	192,329
Wyndham Hotels & Resorts, Inc.	3,388,701	171,129
Arco Platform Ltd., Class A1	4,166,715	170,169
Other securities		5,558,260
		9,556,037

Industrials 14.86%
IMCD NV2,3	3,519,136	419,005
Nihon M&A Center Inc.[3]	6,242,180	356,060
NIBE Industrier AB, Class B1,3	10,477,143	270,035
MonotaRO Co., Ltd.[3]	4,866,500	242,374
VAT Group AG3	1,199,946	229,399
Diploma PLC[2,3]	7,705,790	217,621
BELIMO Holding AG3	27,704	209,230
Harmonic Drive Systems Inc.[3,4]	3,096,400	199,246
Nolato AB, Class B1,3	1,917,992	186,148
Spirax-Sarco Engineering PLC[3]	1,186,028	168,624
Boyd Group Services Inc.[2,4]	1,077,671	166,456
Other securities		5,465,892
		8,130,090

Financials 7.27%
Cannae Holdings, Inc.[1,2]	7,332,537	273,210
Kotak Mahindra Bank Ltd.[1,3]	15,277,664	262,960
Trupanion, Inc.[1,2]	2,795,507	220,565
Ares Management Corp., Class A	5,174,776	209,164
RenaissanceRe Holdings Ltd.	1,058,600	179,687
Other securities		2,832,644
		3,978,230

Consumer staples 3.55%
Emmi AG2,3	317,072	315,972
Grocery Outlet Holding Corp.[1,2]	4,623,182	181,783
Raia Drogasil SA, ordinary nominative	39,521,460	164,816
Other securities		1,276,443
		1,939,014

Communication services 2.84%
Bandwidth Inc., Class A1	1,311,400	228,931
Iridium Communications Inc.[1,2]	6,958,927	178,010
Iridium Communications Inc.[1,2,5]	636,132	16,272
New York Times Co., Class A	3,865,100	165,388
Other securities		966,771
		1,555,372

Other 4.29%
Other securities		2,350,344

Total common stocks (cost: $29,818,721,000)		51,419,532

Preferred securities 1.07%
Health care 0.32%
Sartorius AG, nonvoting preferred, non-registered shares[3]	395,000	162,263
Other securities		12,347
		174,610

SMALLCAP World Fund	7

Preferred securities (continued)	Shares	Value (000)
Other 0.75%
Other securities		$408,902

Total preferred securities (cost: $406,851,000)		583,512

Rights & warrants 0.00%
Other 0.00%
Other securities		1,212

Total rights & warrants (cost: $79,000)		1,212

Convertible stocks 0.20%
Other 0.20%
Other securities		110,231

Total convertible stocks (cost: $128,264,000)		110,231

Convertible bonds & notes 0.03%	Principal amount (000)
Health care 0.03%
Other securities		15,000

Total convertible bonds & notes (cost: $15,000,000)		15,000

Bonds, notes & other debt instruments 0.01%
Corporate bonds, notes & loans 0.01%
Other securities		5,033

Total bonds, notes & other debt instruments (cost: $6,791,000)		5,033

Short-term securities 5.64%	Shares
Money market investments 3.55%
Capital Group Central Cash Fund 0.12%[2,6]	15,196,924	1,519,845
BlackRock Liquidity Funds – FedFund, Institutional Shares 0%[6,7]	160,000,000	160,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0%[6,7]	150,000,000	150,000
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[6,7]	44,500,000	44,500
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[6,7]	30,000,000	30,000
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.02%[6,7]	23,554,321	23,554
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.02%[6,7]	15,000,000	15,000
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[6,7]	1,000,000	1,000
		1,943,899

	Principal amount (000)
Commercial paper 2.09%
BNG Bank NV 0.15% due 11/24/2020[5]	$200,000	199,953
KfW 0.13% due 10/27/2020[5]	200,000	199,985
Toronto-Dominion Bank 0.13% due 10/28/2020[5]	300,000	299,974
Other securities		442,985
		1,142,897

Total short-term securities (cost: $3,086,492,000)		3,086,796
Total investment securities 100.95% (cost: $33,462,198,000)		55,221,316
Other assets less liabilities (0.95)%		(522,118)

Net assets 100.00%		$54,699,198

8	SMALLCAP World Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates2

	Value of affiliates at 10/1/2019 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2020 (000)	Dividend income (000)
Common stocks 21.27%
Information technology 4.69%
Smartsheet Inc., Class A1	$140,697	$152,436	$23,810	$(1,427)	$71,872	$339,768	$—
Net One Systems Co., Ltd.[3]	139,958	31,252	—	—	142,496	313,706	3,098
SimCorp AS3	193,109	19,196	18,582	(923)	94,648	287,448	2,530
Netcompany Group AS, non-registered shares[1,3]	127,624	10,330	16,005	4,994	134,864	261,807	—
Carel Industries SpA[3]	115,760	2,736	3,958	1,064	49,490	165,092	1,074
SHIFT Inc.[1,3]	—	63,654	4,923	3,147	87,641	149,519	—
CANCOM SE, non-registered shares[3]	107,346	55,249	5,071	(1,056)	(7,635)	148,833	1,617
Bottomline Technologies, Inc.[1]	104,199	35,943	4	—	6,254	146,392	—
Fortnox AB3	76,372	12,685	6,684	(805)	62,280	143,848	240
Megaport Ltd.[1,3]	66,096	24,975	19,428	3,797	64,232	139,672	—
Yext, Inc.[1]	137,628	—	25,070	(7,462)	2,014	107,110	—
Network International Holdings PLC[1,3]	225,968	23,767	40,889	(22,817)	(83,072)	102,957	—
GB Group PLC[1,3]	—	94,714	—	—	1,445	96,159	—
eMemory Technology Inc.[3]	42,488	—	—	—	28,865	71,353	955
Unifiedpost Group SA1,3	—	47,062	—	—	4,502	51,564	—
LPKF Laser & Electronics AG, non-registered shares[3]	—	35,995	—	—	6,526	42,521	—
Accesso Technology Group PLC[1,3,8]	23,271	159	4,672	(19,277)	519	—	—
Alarm.Com Holdings, Inc.[1,8]	117,565	28,878	98,258	29,174	7,008	—	—
Bravura Solutions Ltd.[3,8]	53,441	—	58,887	21,512	(16,066)	—	686
Cardtronics PLC, Class A1,8	38,556	39,346	50,060	(25,008)	(2,834)	—	—
Cree, Inc.[1,8]	219,722	48,951	3,217	(580)	83,969	—	—
Douzone Bizon Co., Ltd.[3,8]	110,174	—	46,688	20,787	40,804	—	815
Endurance International Group Holdings, Inc.[1,8]	36,403	—	26,307	(53,649)	43,553	—	—
Faraday Technology Corp.[1,3,8]	28,513	—	21,387	(7,411)	285	—	—
Humanica PCL[8]	11,797	—	11,176	(3,843)	3,222	—	—
Jenoptik AG3,8	113,051	—	109,080	(52,620)	48,649	—	—
Sansan, Inc.[1,3,8]	60,328	—	64,006	(6,938)	10,616	—	—
SUNeVision Holdings Ltd.[3,8]	95,862	—	87,605	31,624	(39,881)	—	2,685
Tri Chemical Laboratories Inc.[3,8]	—	32,556	33,963	1,407	—	—	234
						2,567,749
Health care 4.56%
Haemonetics Corp.[1]	249,000	160,251	6	—	(95,911)	313,334	—
Allakos Inc.[1]	303,509	4,150	6,886	(740)	11,312	311,345	—
GW Pharmaceuticals PLC (ADR)[1,4]	220,322	54,466	66,655	(11,217)	(21,745)	175,171	—
Mani, Inc.[3]	128,480	44,862	15,400	1,715	10,337	169,994	1,278
Silk Road Medical, Inc.[1]	—	104,685	16	—	62,254	166,923	—
GVS SpA[1,3]	—	153,192	37,598	—	44,827	160,421	—
Fagron NV3	46,615	67,067	—	—	24,448	138,130	419
Pacific Biosciences of California, Inc.[1]	—	63,918	—	—	71,251	135,169	—
Health Catalyst, Inc.[1,4]	18,864	78,336	1	—	23,425	120,624	—
Cortexyme, Inc.[1,4]	12,768	26,528	—	—	78,373	117,669	—
Cortexyme, Inc.[1,3,5]	38,126	—	15,000	—	(23,126)	—	—
Metropolis Healthcare Ltd.[3]	50,456	19,829	5,404	2,199	27,212	94,292	315

SMALLCAP World Fund	9

Investments in affiliates2 (continued)

	Value of affiliates at 10/1/2019 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2020 (000)	Dividend income (000)
Applied Molecular Transport Inc.[1,4]	$—	$38,724	$—	$—	$41,527	$80,251	$—
Adaptimmune Therapeutics PLC (ADR)[1]	11,204	7,779	—	—	55,422	74,405	—
New Frontier Health Corp., Class A1,5	—	93,132	—	—	(22,072)	71,060	—
Revenio Group Oyj, non-registered shares[3]	36,239	—	7,642	1,618	33,475	63,690	475
Cellectis SA (ADR)[1,4]	15,909	10,842	1	—	14,215	40,965	—
Cellectis SA, non-registered shares[1,3]	12,154	—	—	—	9,724	21,878	—
CellaVision AB, non-registered shares[1,3]	47,319	10,946	—	—	3,877	62,142	—
Autolus Therapeutics PLC (ADR)[1]	29,531	20,225	—	—	(1,118)	48,638	—
Flexion Therapeutics, Inc.[1]	34,409	12,823	—	—	(7,435)	39,797	—
Precision BioSciences, Inc.[1,4]	5,244	46,553	6	—	(26,769)	25,022	—
Xenon Pharmaceuticals Inc.[1]	18,193	—	—	—	4,160	22,353	—
WIN-Partners Co., Ltd.[3]	19,029	1,525	—	—	(1,132)	19,422	592
NuCana PLC (ADR)[1,4]	18,642	4,906	—	—	(4,600)	18,948	—
Neovasc Inc.[1]	2,219	1,616	—	—	(1,359)	2,476	—
CanSino Biologics Inc., Class H1,3,4,8	44,195	7,446	8,379	7,065	177,345	—	—
Clovis Oncology, Inc.[1,8]	13,999	—	16,013	(62,752)	64,766	—	—
CONMED Corp.[8]	217,151	7,791	150,856	42,390	(73,837)	—	855
Corindus Vascular Robotics, Inc.[1,8]	46,535	—	46,399	31,399	(31,535)	—	—
CryoLife, Inc.[1,8]	30,568	41,954	38,263	(14,771)	(10,600)	—	—
Diplomat Pharmacy, Inc.[1,8]	21,239	—	16,392	(69,631)	64,784	—	—
Insulet Corp.[1,8]	734,931	—	219,913	123,031	137,541	—	—
iRhythm Technologies, Inc.[1,8]	107,937	18,511	99,665	57,197	105,384	—	—
Nakanishi Inc.[3,8]	83,992	—	37,030	(6,711)	8,509	—	1,361
Natera, Inc.[1,8]	156,475	—	106,335	36,720	16,371	—	—
Neuronetics, Inc.[1,8]	12,168	—	5,618	(24,130)	17,580	—	—
Osstem Implant Co., Ltd.[1,8]	39,543	—	34,157	(29,371)	23,985	—	—
Revance Therapeutics, Inc.[1,8]	26,130	19,942	5	—	36,691	—	—
Rubius Therapeutics, Inc.[1,4,8]	27,309	27,234	26,133	(55,612)	34,884	—	—
						2,494,119
Consumer discretionary 4.72%
Evolution Gaming Group AB3	175,780	93,417	95,970	41,002	439,127	653,356	4,665
TopBuild Corp.[1]	171,993	85,396	21,573	15,566	151,685	403,067	—
YETI Holdings, Inc.[1]	32,262	115,062	4,992	1,309	82,776	226,417	—
IDP Education Ltd.[3]	24,854	122,305	—	—	47,818	194,977	354
Shop Apotheke Europe NV, non-registered shares[1,3,4]	31,274	4,265	—	—	116,935	152,474	—
Strategic Education, Inc.	117,400	84,069	—	—	(63,441)	138,028	2,598
Trainline PLC[1,3]	171,824	55,992	80,097	(5,493)	(10,059)	132,167	—
Domino’s Pizza Group PLC[3]	85,586	10,561	15,462	(2,705)	46,814	124,794	1,936
BHG Group AB1,3,4,9	14,380	34,450	—	—	71,768	120,598	—
zooplus AG, non-registered shares[1,3]	60,188	7,901	—	—	38,184	106,273	—
AcadeMedia AB3	22,953	13,425	—	—	28,724	65,102	1,000
Musti Group Oyj[1,3]	—	22,645	—	—	31,830	54,475	—
Bajaj Electricals Ltd.[1,3]	—	34,277	—	—	12,591	46,868	—
Cairn Homes PLC[1,3]	16,883	67,694	23,313	(6,255)	(8,945)	46,064	—
Everi Holdings Inc.[1]	9,306	12,641	—	—	17,581	39,528	—
GoCo Group PLC[3]	10,565	14,159	—	—	6,245	30,969	230
OneSpaWorld Holdings Ltd.	—	39,889	6	—	(15,382)	24,501	—
Beazer Homes USA, Inc.[1]	24,731	—	—	—	(2,821)	21,910	—
BNN Technology PLC[1,3,8,10]	1,019	—	—	—	(1,019)	—	—
Del Taco Restaurants, Inc.[1,8]	30,053	—	11,656	(6,092)	(512)	—	—

10	SMALLCAP World Fund

	Value of affiliates at 10/1/2019 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2020 (000)	Dividend income (000)
Delta Corp Ltd.[3,8]	$33,419	$11,100	$23,815	$(45,746)	$25,042	$—	$304
Dine Brands Global, Inc.[8]	46,699	19,963	33,339	(31,495)	(1,828)	—	967
frontdoor, inc.[1,8]	212,688	25,590	29,006	(8,522)	(41,336)	—	—
Hostelworld Group PLC[8]	9,105	—	8,547	(8,602)	8,044	—	—
Hoteles City Express, SAB de CV1,8	19,018	—	15,193	(9,896)	6,071	—	—
Lands’ End, Inc.[1,8]	24,959	412	15,648	(47,323)	37,600	—	—
Luckin Coffee Inc., Class A (ADR)[1,8]	91,883	5,086	35,629	(65,270)	3,930	—	—
MIPS AB3,8	23,695	—	4,974	2,702	31,861	—	365
Party City Holdco Inc.[1,8]	42,765	—	19,122	(56,244)	32,601	—	—
Thor Industries, Inc.[8]	66,269	106,142	60,416	18,925	89,683	—	3,656
Tile Shop Holdings, Inc.[1,8]	10,074	—	4,405	(20,659)	14,990	—	—
						2,581,568
Industrials 3.10%
IMCD NV3	246,432	26,685	6,867	1,123	151,632	419,005	3,358
Diploma PLC[3]	116,060	49,456	1,191	(22)	53,318	217,621	1,502
Boyd Group Services Inc.[4]	126,034	58,975	38,101	(3,835)	23,383	166,456	433
Meggitt PLC[1,3]	127,786	184,825	56,579	(48,439)	(60,230)	147,363	—
Avon Rubber PLC[3]	50,717	—	2,926	1,105	81,707	130,603	712
Arcosa, Inc.	—	103,501	5	—	4,756	108,252	169
Japan Elevator Service Holdings Co., Ltd.[3]	10,806	59,533	—	—	27,605	97,944	341
Matson, Inc.	57,353	28,076	3,172	556	4,343	87,156	1,757
Bingo Industries Ltd.[3]	56,048	15,291	—	—	14,039	85,378	1,087
Alfen NV1,3	17,844	—	—	—	63,289	81,133	—
Instalco AB3	39,314	1,928	15,155	8,283	37,057	71,427	898
Grace Technology, Inc.[3,4]	—	42,691	—	—	8,290	50,981	—
Barrett Business Services, Inc.	52,404	—	9,479	(4,580)	(16,687)	21,658	655
Greaves Cotton Ltd.[1,3]	33,386	—	3,677	(3,482)	(12,936)	13,291	—
BELIMO Holding AG3,8	183,301	—	41,119	8,252	58,796	—	4,693
BeNEXT Group Inc.[3,8,9]	34,421	—	20,577	(23,575)	9,731	—	393
Bravida Holding AB1,3,8	141,868	—	88,744	23,979	1,323	—	—
Continental Building Products, Inc.[1,8]	75,885	—	100,404	58,478	(33,959)	—	—
Coor Service Management Holding AB1,3,8	50,879	4,705	21,264	(4,136)	(9,801)	—	—
J. Kumar Infraprojects Ltd.[3,8]	8,142	—	9,175	(4,196)	5,229	—	—
Rexnord Corp.[8]	154,401	2,841	20,455	(8,041)	15,322	—	1,229
TechnoPro Holdings, Inc.[3,8]	110,900	—	46,345	8,093	(16,753)	—	1,933
Tsubaki Nakashima Co., Ltd.[3,8]	43,670	—	38,693	(17,760)	12,783	—	627
Upwork Inc.[1,8]	37,201	38,190	44,120	(4,099)	37,024	—	—
VARTA AG, non-registered shares[1,3,4,8]	245,960	27,573	224,249	142,976	(96,107)	—	—
						1,698,268
Financials 1.50%
Cannae Holdings, Inc.[1]	141,129	76,197	—	—	55,884	273,210	—
Trupanion, Inc.[1]	68,357	11,678	6,353	4,877	142,006	220,565	—
Aavas Financiers Ltd.[1,3]	—	114,533	—	—	(19,289)	95,244	—
Nuvei Corp., subordinate voting shares[1]	—	51,396	—	—	32,064	83,460	—
Uzabase, Inc.[1,3]	27,002	10,397	—	—	32,105	69,504	—
Seacoast Banking Corp. of Florida[1]	76,737	13,517	—	—	(25,672)	64,582	—
Greenhill & Co., Inc.	15,346	—	—	—	(2,070)	13,276	234
HUB24 Ltd.[3,8]	37,195	—	25,419	(18,265)	6,489	—	—
						819,841

SMALLCAP World Fund	11

Investments in affiliates2 (continued)

	Value of affiliates at 10/1/2019 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2020 (000)	Dividend income (000)
Consumer staples 1.24%
Emmi AG3	$258,601	$—	$—	$—	$57,371	$315,972	$3,896
Grocery Outlet Holding Corp.[1]	49,131	126,518	24,099	4,098	26,135	181,783	—
Simply Good Foods Co., Class A1	80,824	92,392	4	—	(26,557)	146,655	—
Hotel Chocolat Group plc[3,4]	16,824	20,922	—	—	(3,452)	34,294	116
CCL Products (India) Ltd.[3,8]	35,935	—	30,242	(3,101)	(2,592)	—	—
Primo Water Operations Inc.[1,8]	38,357	—	46,293	1,090	6,846	—	—
R.E.A. Holdings PLC[1,3,8]	4,094	—	722	(9,407)	6,035	—	—
TCI Co., Ltd.[1,3,8]	66,608	—	52,248	(22,159)	7,799	—	—
						678,704
Communication services 0.42%
Iridium Communications Inc.[1]	144,745	8,365	6,881	1,863	29,918	178,010	—
Iridium Communications Inc.[1,5]	13,537	—	—	—	2,735	16,272	—
Kamakura Shinsho, Ltd.[3]	29,224	1,454	—	—	(10,403)	20,275	59
Pebble Group PLC/The[1,3]	—	18,783	—	—	(5,214)	13,569	—
						228,126
Materials 0.39%
Navin Fluorine International Ltd.[3]	33,148	6,078	—	—	65,887	105,113	511
JCU Corp.[3]	33,951	12,393	10,850	1,368	23,271	60,133	907
Aluflexpack AG1,3	10,932	8,033	—	—	4,963	23,928	—
Venator Materials PLC[1]	3,538	12,659	—	—	(1,002)	15,195	—
Excelsior Mining Corp.[1]	10,198	—	—	—	(3,626)	6,572	—
Allegheny Technologies Inc.[1,8]	204,264	9,745	96,582	(142,162)	35,436	—	—
Loma Negra Compania Industrial Argentina SA (ADR)[1,8]	40,885	—	13,921	(31,008)	19,370	—	—
Mayur Uniquoters Ltd.[3,8]	7,192	—	6,923	(11,404)	11,135	—	26
Nevada Copper Corp.[1,8]	8,175	—	132	(207)	(3,659)	—	—
						210,941
Real estate 0.63%
Altus Group Ltd.	90,888	11,132	4,328	(183)	37,014	134,523	1,431
WHA Corp. PCL[3]	116,929	21,075	16,633	5,286	(51,465)	75,192	3,297
JHSF Participações SA	—	47,739	—	—	2,164	49,903	686
K-Fast Holding AB, Class B1,3	—	32,380	—	—	10,750	43,130	—
Cyrela Commercial Properties SA, ordinary nominative	—	40,875	519	(551)	(20,645)	19,160	75
Mitre Realty Empreendimentos E Participações SA1	—	28,487	—	—	(13,965)	14,522	—
Foxtons Group PLC[1,3]	10,993	—	—	—	(2,461)	8,532	—
						344,962
Energy 0.02%
Savannah Energy PLC[1,3]	14,751	2,420	—	—	(8,412)	8,759	—
Nine Energy Service, Inc.[1,8]	15,135	—	3,823	(55,043)	43,731	—	—
NuVista Energy Ltd.[1,8]	29,885	—	5,195	(38,794)	16,971	—	—
						8,759
Utilities 0.00%
Mytrah Energy Ltd.[1,3,10]	128	—	—	—	7	135	—
Total common stocks						11,633,172
Preferred securities 0.28%
Information technology 0.19%
Avidxchange, Inc., Series F, preferred shares[1,3,10,11]	—	105,844	—	—	—	105,844	—
Consumer discretionary 0.09%
Made.com Design Ltd., Series C-4, preferred shares[1,3,10,11]	39,793	—	—	—	6,744	46,537	—

12	SMALLCAP World Fund

	Value of affiliates at 10/1/2019 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2020 (000)	Dividend income (000)
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00% cumulative, preferred shares[1,8]	$85	$—	$67	$(117)	$99	$—	$—
Total preferred securities						152,381
Rights & warrants 0.00%
Health care 0.00%
Neovasc Inc., warrants, expire 2025[1,3]	—	73	—	—	(26)	47	—
Convertible stocks 0.02%
Information technology 0.02%
RealSelf, Inc., Series C, convertible preferred shares[1,3,10,11]	24,317	—	—	—	(10,372)	13,945	—
Short-term securities 2.78%
Money market investments 2.78%
Capital Group Central Cash Fund 0.12%[6]	2,715,579	5,305,907	6,502,026	75	310	1,519,845	32,140
Total 24.35%				$(475,773)	$3,760,774	$13,319,390	$98,469

See page 14 for footnotes.

SMALLCAP World Fund	13

[1]	Security did not produce income during the last 12 months.
[2]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Other securities,” was $23,233,255,000, which represented 42.47% of the net assets of the fund. This amount includes $22,325,227,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,“ was $873,083,000, which represented 1.60% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,366,154,000, which represented 2.50% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 9/30/2020.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Unaffiliated issuer at 9/30/2020.
[9]	This security changed its name during the reporting period.
[10]	Value determined using significant unobservable inputs.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Avidxchange, Inc., Series F, preferred shares	12/26/2019	$105,844	$105,844	.19%
Made.com Design Ltd., Series C-4, preferred shares	3/2/2018	41,328	46,537	.08
RealSelf, Inc., Series C, convertible preferred shares	4/18/2018	19,000	13,945	.03
Other private placement securities	12/3/2013-9/16/2020	387,834	529,649	.97
Total private placement securities		$554,006	$695,975	1.27%

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

See notes to financial statements.

14	SMALLCAP World Fund

Financial statements

Statement of assets and liabilities at September 30, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $24,195,435)	$41,901,926
Affiliated issuers (cost: $9,266,763)	13,319,390	$55,221,316
Cash		4,338
Cash denominated in currencies other than U.S. dollars (cost: $15,891)		15,904
Receivables for:
Sales of investments	95,792
Sales of fund’s shares	50,743
Dividends and interest	26,378
Securities lending income	3,982
Other	1	176,896
		55,418,454
Liabilities:
Collateral for securities on loan		424,054
Payables for:
Purchases of investments	158,721
Repurchases of fund’s shares	79,299
Investment advisory services	26,908
Services provided by related parties	12,019
Directors’ deferred compensation	4,440
Other	13,815	295,202
Net assets at September 30, 2020		$54,699,198

Net assets consist of:
Capital paid in on shares of capital stock		$32,839,749
Total distributable earnings		21,859,449
Net assets at September 30, 2020		$54,699,198

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (822,556 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$27,780,562	419,470		$66.23
Class C	574,805	10,257		56.04
Class T	14	—	*	66.78
Class F-1	731,522	11,201		65.31
Class F-2	6,607,697	97,621		67.69
Class F-3	3,065,332	45,629		67.18
Class 529-A	1,662,176	25,457		65.29
Class 529-C	85,626	1,498		57.17
Class 529-E	62,462	993		62.89
Class 529-T	16	—	*	66.67
Class 529-F-1	181,090	2,721		66.57
Class R-1	27,804	479		58.09
Class R-2	587,859	10,108		58.16
Class R-2E	35,281	544		64.83
Class R-3	805,651	12,853		62.68
Class R-4	834,678	12,709		65.68
Class R-5E	84,103	1,262		66.64
Class R-5	406,372	5,902		68.86
Class R-6	11,166,148	163,852		68.15

*	Amount less than one thousand.

See notes to financial statements.

SMALLCAP World Fund	15

Statement of operations for the year ended September 30, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $19,540; also includes $98,469 from affiliates)	$337,920
Securities lending income (net of fees)	42,388
Interest (net of non-U.S. taxes of $100)	3,375	$383,683
Fees and expenses*:
Investment advisory services	290,494
Distribution services	85,243
Transfer agent services	49,699
Administrative services	14,212
Reports to shareholders	2,107
Registration statement and prospectus	1,390
Directors’ compensation	1,125
Auditing and legal	465
Custodian	6,424
State and local taxes	1
Other	1,985	453,145
Net investment loss		(69,462)

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $88):
Unaffiliated issuers	1,074,157
Affiliated issuers	(475,773)
Currency transactions	470	598,854
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $11,290):
Unaffiliated issuers	6,680,890
Affiliated issuers	3,760,774
Currency translations	(2,350)	10,439,314
Net realized gain and unrealized appreciation		11,038,168
Net increase in net assets resulting from operations		$10,968,706

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2020	2019
Operations:
Net investment (loss) income	$(69,462)	$71,642
Net realized gain	598,854	1,673,682
Net unrealized appreciation (depreciation)	10,439,314	(2,329,202)
Net increase (decrease) in net assets resulting from operations	10,968,706	(583,878)

Distributions paid to shareholders	(1,983,014)	(2,434,865)

Net capital share transactions	1,758,107	3,097,094

Total increase in net assets	10,743,799	78,351

Net assets:
Beginning of year	43,955,399	43,877,048
End of year	$54,699,198	$43,955,399

See notes to financial statements.

16	SMALLCAP World Fund

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years[2]
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[3]
Class 529-E	None	None	None
Classes T and 529-T4	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after 8 years.
[3]	Effective June 30, 2020, Class 529-C converts to Class 529-A after 5 years.
[4]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

SMALLCAP World Fund	17

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

18	SMALLCAP World Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The table on the following page presents the fund’s valuation levels as of September 30, 2020 (dollars in thousands):

SMALLCAP World Fund	19

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,871,865	$5,102,303	$25,318	$12,999,486
Health care	7,627,029	3,088,443	195,487	10,910,959
Consumer discretionary	4,813,077	4,739,384	3,576	9,556,037
Industrials	2,813,917	5,316,173	—	8,130,090
Financials	2,616,168	1,351,932	10,130	3,978,230
Consumer staples	763,626	1,175,388	—	1,939,014
Communication services	1,059,438	495,934	—	1,555,372
Other	1,239,709	1,094,557	16,078	2,350,344
Preferred securities	91,403	162,263	329,846	583,512
Rights & warrants	—	626	586	1,212
Convertible stocks	—	—	110,231	110,231
Convertible bonds & notes	—	—	15,000	15,000
Bonds, notes & other debt instruments	—	5,033	—	5,033
Short-term securities	1,943,899	1,142,897	—	3,086,796
Total	$30,840,131	$23,674,933	$706,252	$55,221,316

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2020 (dollars in thousands):

	Beginning value at 10/1/2019	Transfers into Level 3*	Purchases	Sales	Net realized loss†	Unrealized appreciation†	Transfers out of Level 3*	Ending value at 9/30/2020
Investment securities	$266,785	$3,643	$449,978	$(57,545)	$(24,646)	$190,801	$(122,764)	$706,252
Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2020								$126,293

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

20	SMALLCAP World Fund

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 9/30/2020	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average	Impact to valuation from an increase in input*
		Liquidation value	De minimis	N/A	N/A	N/A
			Preferred share transaction price	N/A	N/A	N/A
			Preferred share original issue price	N/A	N/A	N/A
		Transaction price	N/A	N/A	N/A	N/A
		Recent market information	Grey market	N/A	N/A	N/A
			DLOM	6%	6%	Decrease
Common stocks	$250,589	Expected proceeds	Discount rate	10%	10%	Decrease
			Expected proceeds	N/A	N/A	N/A
			DLOM	15%	15%	Decrease
		Market comparables	Price/Cash flow multiple	8.7x	8.7x	Increase
			Price/Sales multiple	3.0x	3.0x	Increase
			DLOM	24% - 25%	25%	Decrease
			$ per one billion Btu	$2.25	$2.25	Increase
			MMTPA	10 MMTPA	10 MMTPA	Increase
		Transaction price	N/A	N/A	N/A	N/A
		Inputs to market comparables and discounted cash flow	Weight ascribed to market comparables	67%	N/A	N/A
			Weight ascribed to discounted cash flow	33%	N/A	N/A
		Market comparables	DLOM	21%	21%	Decrease
Preferred securities	329,846		EV/Sales multiple	4.1x - 12.1x	6.5x	Increase
			Market comparables discount	20%	20%	Decrease
			Revenue growth rate	90%	90%	Increase
		Discounted cash flow	DLOM	21%	21%	Decrease
			Revenue CAGR	21%	21%	Increase
			WACC	10.5%	10.5%	Decrease
Rights & warrants	586	Black-Scholes	Underlying share price	2.99	2.99	Increase
			Implied volatility	30%	30%	Increase
		Transaction price	N/A	N/A	N/A	N/A
		Market comparables	EV/Sales multiple	16.2x - 24.4x	22.4x	Increase
Convertible securities	125,231		Adjustment based on market movement increase	13%	13%	Increase
			DLOM	20%	20%	Decrease
			Discount to revenue	50%	50%	Decrease
			Market comparables discount	10%	10%	Decrease
Total	$706,252

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

Btu = British thermal unit

CAGR = Compound annual growth rate

DLOM = Discount for lack of marketability

EV = Enterprise value

MMTPA = Million metric tonnes per annum

WACC = Weighted average cost of capital

SMALLCAP World Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

22	SMALLCAP World Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2020, the total value of securities on loan was $873,083,000, and the total value of collateral received was $913,274,000. Collateral received includes cash of $424,054,000 and U.S. government securities of $489,220,000. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s summary investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S.

SMALLCAP World Fund	23

taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2020, the fund reclassified $25,051,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Late year loss deferral*	$(79,440)
Undistributed long-term capital gains	899,759
Post-October capital loss deferral*	(599,764)
Gross unrealized appreciation on investments	23,185,910
Gross unrealized depreciation on investments	(1,530,805)
Net unrealized appreciation on investments	21,655,105
Cost of investments	33,566,211

*	These deferrals are considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from long-term capital gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2020	2019
Class A	$1,041,215	$1,312,888
Class C	33,474	48,829
Class T	1	1
Class F-1	31,740	41,462
Class F-2	220,843	255,099
Class F-3	99,063	101,976
Class 529-A	60,724	78,608
Class 529-C	9,039	13,747
Class 529-E	2,675	3,645
Class 529-T	1	1
Class 529-F-1	6,564	8,185
Class R-1	1,181	1,729
Class R-2	26,644	36,397
Class R-2E	1,329	1,360
Class R-3	34,779	47,684
Class R-4	34,471	48,314
Class R-5E	2,101	1,677
Class R-5	16,041	22,369
Class R-6	361,129	410,894
Total	$1,983,014	$2,434,865

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets

24	SMALLCAP World Fund

and decreasing to 0.589% on such assets in excess of $44 billion. For the year ended September 30, 2020, the investment advisory services fee was $290,494,000, which was equivalent to an annualized rate of 0.613% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

SMALLCAP World Fund	25

For the year ended September 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$62,120	$34,239		$7,350		Not applicable
Class C	6,132	885		187		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,750	1,144		212		Not applicable
Class F-2	Not applicable	6,413		1,622		Not applicable
Class F-3	Not applicable	316		743		Not applicable
Class 529-A	3,269	1,841		428		$895
Class 529-C	1,515	215		47		98
Class 529-E	288	33		18		37
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	204		47		99
Class R-1	244	34		7		Not applicable
Class R-2	4,045	1,956		162		Not applicable
Class R-2E	186	66		9		Not applicable
Class R-3	3,749	1,201		225		Not applicable
Class R-4	1,945	808		234		Not applicable
Class R-5E	Not applicable	93		19		Not applicable
Class R-5	Not applicable	197		113		Not applicable
Class R-6	Not applicable	54		2,789		Not applicable
Total class-specific expenses	$85,243	$49,699		$14,212		$1,129

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $1,125,000 in the fund’s statement of operations reflects $411,000 in current fees (either paid in cash or deferred) and a net increase of $714,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $426,390,000 and $714,052,000, respectively, which generated $220,665,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2020.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment

26	SMALLCAP World Fund

fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2020.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2020

Class A	$2,336,768	40,761	$1,027,576	17,535		$(3,286,935)	(58,851)	$77,409	(555)
Class C	74,964	1,548	33,326	668		(304,344)	(6,158)	(196,054)	(3,942)
Class T	—	—	—	—		—	—	—	—
Class F-1	103,668	1,857	31,344	542		(229,459)	(4,094)	(94,447)	(1,695)
Class F-2	1,931,436	32,933	214,340	3,587		(1,472,587)	(26,146)	673,189	10,374
Class F-3	931,464	15,970	98,775	1,666		(602,510)	(10,586)	427,729	7,050
Class 529-A	243,478	4,160	60,720	1,051		(245,122)	(4,290)	59,076	921
Class 529-C	16,043	324	9,036	178		(147,381)	(2,822)	(122,302)	(2,320)
Class 529-E	4,605	85	2,675	48		(13,135)	(240)	(5,855)	(107)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	29,821	514	6,562	112		(31,702)	(548)	4,681	78
Class R-1	3,771	75	1,174	23		(5,519)	(111)	(574)	(13)
Class R-2	98,714	1,965	26,618	514		(170,182)	(3,415)	(44,850)	(936)
Class R-2E	7,926	142	1,329	23		(8,057)	(146)	1,198	19
Class R-3	128,172	2,383	34,736	625		(243,937)	(4,559)	(81,029)	(1,551)
Class R-4	114,432	2,030	34,458	593		(242,163)	(4,348)	(93,273)	(1,725)
Class R-5E	43,355	781	2,100	36		(14,803)	(257)	30,652	560
Class R-5	49,372	835	16,026	264		(104,908)	(1,776)	(39,510)	(677)
Class R-6	2,104,180	37,740	361,112	6,007		(1,303,226)	(21,874)	1,162,066	21,873
Total net increase (decrease)	$8,222,169	144,103	$1,961,908	33,472		$(8,425,970)	(150,221)	$1,758,107	27,354

Year ended September 30, 2019

Class A	$2,210,172	41,086	$1,295,479	29,112		$(2,802,018)	(52,309)	$703,633	17,889
Class C	83,003	1,786	48,619	1,265		(194,247)	(4,184)	(62,625)	(1,133)
Class T	—	—	—	—		—	—	—	—
Class F-1	131,775	2,486	41,002	933		(183,796)	(3,464)	(11,019)	(45)
Class F-2	1,677,011	30,466	247,799	5,478		(1,178,290)	(21,714)	746,520	14,230
Class F-3	697,343	12,871	99,562	2,221		(389,445)	(7,176)	407,460	7,916
Class 529-A	145,986	2,749	78,590	1,789		(216,308)	(4,052)	8,268	486
Class 529-C	20,384	430	13,744	351		(59,717)	(1,259)	(25,589)	(478)
Class 529-E	5,289	102	3,643	86		(10,326)	(201)	(1,394)	(13)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	34,950	643	8,167	183		(24,157)	(449)	18,960	377
Class R-1	3,828	80	1,728	43		(8,597)	(177)	(3,041)	(54)
Class R-2	104,191	2,172	36,387	914		(165,221)	(3,426)	(24,643)	(340)
Class R-2E	11,018	205	1,360	31		(5,877)	(110)	6,501	126
Class R-3	143,974	2,805	47,647	1,123		(221,232)	(4,315)	(29,611)	(387)
Class R-4	119,255	2,231	48,251	1,094		(207,111)	(3,874)	(39,605)	(549)
Class R-5E	31,748	583	1,676	38		(19,103)	(377)	14,321	244
Class R-5	45,772	826	22,355	487		(98,305)	(1,767)	(30,178)	(454)
Class R-6	1,571,194	28,468	410,894	9,043		(562,953)	(10,340)	1,419,135	27,171
Total net increase (decrease)	$7,036,893	129,989	$2,406,904	54,191		$(6,346,703)	(119,194)	$3,097,094	64,986

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $17,525,132,000 and $16,780,948,000, respectively, during the year ended September 30, 2020.

SMALLCAP World Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net (loss) income to average net assets[3]
Class A:
9/30/2020	$55.24	$(.15)	$13.63	$13.48	$—	$(2.49)	$(2.49)	$66.23	24.98%	$27,781		1.06%		1.06%		(.25)%
9/30/2019	60.19	.05	(1.69)	(1.64)	—	(3.31)	(3.31)	55.24	(1.37)	23,203		1.06		1.06		.09
9/30/2018	55.60	.04	7.05	7.09	—	(2.50)	(2.50)	60.19	13.13	24,203		1.04		1.04		.06
9/30/2017	47.24	.07	8.45	8.52	(.16)	—	(.16)	55.60	18.11	21,383		1.07		1.07		.14
9/30/2016	45.04	.04	4.99	5.03	—	(2.83)	(2.83)	47.24	11.72	18,762		1.10		1.10		.08
Class C:
9/30/2020	47.42	(.48)	11.59	11.11	—	(2.49)	(2.49)	56.04	24.07	575		1.79		1.79		(.97)
9/30/2019	52.63	(.32)	(1.58)	(1.90)	—	(3.31)	(3.31)	47.42	(2.13)	673		1.82		1.82		(.68)
9/30/2018	49.30	(.38)	6.21	5.83	—	(2.50)	(2.50)	52.63	12.23	807		1.83		1.83		(.74)
9/30/2017	42.08	(.29)	7.51	7.22	—	—	—	49.30	17.16	810		1.87		1.87		(.66)
9/30/2016	40.73	(.29)	4.47	4.18	—	(2.83)	(2.83)	42.08	10.82	824		1.90		1.90		(.73)
Class T:
9/30/2020	55.54	— [5]	13.73	13.73	—	(2.49)	(2.49)	66.78	25.30 [6]	—	[7]	.81	[6]	.81	[6]	— [6,8]
9/30/2019	60.35	.18	(1.68)	(1.50)	—	(3.31)	(3.31)	55.54	(1.14)[6]	—	[7]	.82	[6]	.82	[6]	.33 [6]
9/30/2018	55.64	.15	7.06	7.21	—	(2.50)	(2.50)	60.35	13.36 [6]	—	[7]	.85	[6]	.85	[6]	.25 [6]
9/30/2017[9,10]	49.61	.13	5.90	6.03	—	—	—	55.64	12.15 [6,11]	—	[7]	.42	[6,11]	.42	[6,11]	.25 [6,11]
Class F-1:
9/30/2020	54.51	(.15)	13.44	13.29	—	(2.49)	(2.49)	65.31	24.96	731		1.08		1.08		(.26)
9/30/2019	59.47	.03	(1.68)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	703		1.10		1.10		.05
9/30/2018	55.00	— [5]	6.97	6.97	—	(2.50)	(2.50)	59.47	13.06	770		1.09		1.09		.01
9/30/2017	46.74	.05	8.36	8.41	(.15)	—	(.15)	55.00	18.06	792		1.10		1.10		.11
9/30/2016	44.60	.03	4.94	4.97	—	(2.83)	(2.83)	46.74	11.69	718		1.11		1.11		.07
Class F-2:
9/30/2020	56.26	.01	13.91	13.92	—	(2.49)	(2.49)	67.69	25.32	6,608		.79		.79		.02
9/30/2019	61.07	.20	(1.70)	(1.50)	—	(3.31)	(3.31)	56.26	(1.12)	4,909		.80		.80		.36
9/30/2018	56.24	.20	7.13	7.33	—	(2.50)	(2.50)	61.07	13.41	4,459		.78		.78		.34
9/30/2017	47.80	.19	8.54	8.73	(.29)	—	(.29)	56.24	18.40	2,894		.82		.82		.38
9/30/2016	45.42	.16	5.05	5.21	—	(2.83)	(2.83)	47.80	12.03	2,118		.82		.82		.36
Class F-3:
9/30/2020	55.80	.07	13.80	13.87	—	(2.49)	(2.49)	67.18	25.44	3,065		.68		.68		.12
9/30/2019	60.54	.25	(1.68)	(1.43)	—	(3.31)	(3.31)	55.80	(1.02)	2,153		.70		.70		.46
9/30/2018	55.74	.24	7.06	7.30	—	(2.50)	(2.50)	60.54	13.49	1,856		.71		.71		.41
9/30/2017[9,12]	47.93	.25	7.56	7.81	—	—	—	55.74	16.30 [11]	1,221		.71	[13]	.71	[13]	.70 [13]
Class 529-A:
9/30/2020	54.51	(.16)	13.43	13.27	—	(2.49)	(2.49)	65.29	24.95	1,662		1.09		1.09		(.28)
9/30/2019	59.47	.02	(1.67)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	1,337		1.12		1.12		.03
9/30/2018	55.01	— [5]	6.96	6.96	—	(2.50)	(2.50)	59.47	13.05	1,430		1.11		1.11		— [8]
9/30/2017	46.74	.04	8.36	8.40	(.13)	—	(.13)	55.01	18.03	1,195		1.13		1.13		.08
9/30/2016	44.63	— [5]	4.94	4.94	—	(2.83)	(2.83)	46.74	11.64	1,024		1.17		1.17		— [8]

28	SMALLCAP World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net (loss) income to average net assets[3]
Class 529-C:
9/30/2020	$48.35	$(.49)	$11.80	$11.31	$—	$(2.49)	$(2.49)	$57.17	24.02%	$86		1.84%		1.84%		(.99)%
9/30/2019	53.60	(.34)	(1.60)	(1.94)	—	(3.31)	(3.31)	48.35	(2.17)	185		1.86		1.86		(.72)
9/30/2018	50.18	(.42)	6.34	5.92	—	(2.50)	(2.50)	53.60	12.19	230		1.88		1.88		(.81)
9/30/2017	42.85	(.32)	7.65	7.33	—	—	—	50.18	17.11	314		1.91		1.91		(.70)
9/30/2016	41.45	(.31)	4.54	4.23	—	(2.83)	(2.83)	42.85	10.78	286		1.96		1.96		(.78)
Class 529-E:
9/30/2020	52.68	(.26)	12.96	12.70	—	(2.49)	(2.49)	62.89	24.70	62		1.28		1.28		(.47)
9/30/2019	57.73	(.09)	(1.65)	(1.74)	—	(3.31)	(3.31)	52.68	(1.64)	58		1.31		1.31		(.17)
9/30/2018	53.57	(.12)	6.78	6.66	—	(2.50)	(2.50)	57.73	12.82	64		1.32		1.32		(.22)
9/30/2017	45.53	(.06)	8.14	8.08	(.04)	—	(.04)	53.57	17.77	59		1.35		1.35		(.13)
9/30/2016	43.63	(.09)	4.82	4.73	—	(2.83)	(2.83)	45.53	11.39	53		1.38		1.38		(.21)
Class 529-T:
9/30/2020	55.49	(.03)	13.70	13.67	—	(2.49)	(2.49)	66.67	25.21 [6]	—	[7]	.85	[6]	.85	[6]	(.05)[6]
9/30/2019	60.32	.15	(1.67)	(1.52)	—	(3.31)	(3.31)	55.49	(1.17)[6]	—	[7]	.87	[6]	.87	[6]	.28 [6]
9/30/2018	55.63	.13	7.06	7.19	—	(2.50)	(2.50)	60.32	13.30 [6]	—	[7]	.88	[6]	.88	[6]	.22 [6]
9/30/2017[9,10]	49.61	.12	5.90	6.02	—	—	—	55.63	12.13 [6,11]	—	[7]	.45	[6,11]	.45	[6,11]	.22 [6,11]
Class 529-F-1:
9/30/2020	55.41	(.03)	13.68	13.65	—	(2.49)	(2.49)	66.57	25.21	181		.86		.86		(.05)
9/30/2019	60.26	.15	(1.69)	(1.54)	—	(3.31)	(3.31)	55.41	(1.22)	146		.88		.88		.27
9/30/2018	55.58	.13	7.05	7.18	—	(2.50)	(2.50)	60.26	13.31	136		.89		.89		.22
9/30/2017	47.23	.15	8.43	8.58	(.23)	—	(.23)	55.58	18.26	113		.92		.92		.30
9/30/2016	44.98	.09	4.99	5.08	—	(2.83)	(2.83)	47.23	11.85	90		.96		.96		.22
Class R-1:
9/30/2020	49.08	(.50)	12.00	11.50	—	(2.49)	(2.49)	58.09	24.07	28		1.79		1.79		(.98)
9/30/2019	54.32	(.33)	(1.60)	(1.93)	—	(3.31)	(3.31)	49.08	(2.12)	24		1.82		1.82		(.68)
9/30/2018	50.79	(.38)	6.41	6.03	—	(2.50)	(2.50)	54.32	12.26	30		1.81		1.81		(.72)
9/30/2017	43.34	(.29)	7.74	7.45	—	—	—	50.79	17.19	30		1.83		1.83		(.63)
9/30/2016	41.85	(.28)	4.60	4.32	—	(2.83)	(2.83)	43.34	10.89	33		1.85		1.85		(.68)
Class R-2:
9/30/2020	49.12	(.49)	12.02	11.53	—	(2.49)	(2.49)	58.16	24.09	588		1.78		1.78		(.97)
9/30/2019	54.36	(.31)	(1.62)	(1.93)	—	(3.31)	(3.31)	49.12	(2.12)	542		1.79		1.79		(.65)
9/30/2018	50.82	(.37)	6.41	6.04	—	(2.50)	(2.50)	54.36	12.28	619		1.79		1.79		(.70)
9/30/2017	43.35	(.27)	7.74	7.47	—	—	—	50.82	17.23	628		1.80		1.80		(.60)
9/30/2016	41.85	(.27)	4.60	4.33	—	(2.83)	(2.83)	43.35	10.89	616		1.84		1.84		(.67)
Class R-2E:
9/30/2020	54.34	(.38)	13.36	12.98	—	(2.49)	(2.49)	64.83	24.46	35		1.48		1.48		(.67)
9/30/2019	59.52	(.18)	(1.69)	(1.87)	—	(3.31)	(3.31)	54.34	(1.82)	28		1.50		1.50		(.34)
9/30/2018	55.26	(.22)	6.98	6.76	—	(2.50)	(2.50)	59.52	12.61	24		1.50		1.50		(.38)
9/30/2017	47.07	(.14)	8.40	8.26	(.07)	—	(.07)	55.26	17.57	16		1.51		1.51		(.27)
9/30/2016	45.04	(.08)	4.94	4.86	—	(2.83)	(2.83)	47.07	11.32	6		1.51		1.51		(.20)

See end of table for footnotes.

SMALLCAP World Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net (loss) income to average net assets[3]
Class R-3:
9/30/2020	$52.54	$(.28)	$12.91	$12.63	$—	$(2.49)	$(2.49)	$62.68	24.65%	$806		1.33%		1.33%		(.52)%
9/30/2019	57.60	(.10)	(1.65)	(1.75)	—	(3.31)	(3.31)	52.54	(1.67)	757		1.34		1.34		(.20)
9/30/2018	53.47	(.14)	6.77	6.63	—	(2.50)	(2.50)	57.60	12.79	852		1.35		1.35		(.25)
9/30/2017	45.45	(.07)	8.13	8.06	(.04)	—	(.04)	53.47	17.74	844		1.35		1.35		(.14)
9/30/2016	43.56	(.09)	4.81	4.72	—	(2.83)	(2.83)	45.45	11.41	783		1.39		1.39		(.22)
Class R-4:
9/30/2020	54.78	(.12)	13.51	13.39	—	(2.49)	(2.49)	65.68	25.03	835		1.02		1.02		(.21)
9/30/2019	59.71	.06	(1.68)	(1.62)	—	(3.31)	(3.31)	54.78	(1.37)	791		1.04		1.04		.11
9/30/2018	55.18	.03	7.00	7.03	—	(2.50)	(2.50)	59.71	13.13	894		1.04		1.04		.05
9/30/2017	46.89	.08	8.38	8.46	(.17)	—	(.17)	55.18	18.12	865		1.05		1.05		.17
9/30/2016	44.71	.04	4.97	5.01	—	(2.83)	(2.83)	46.89	11.76	764		1.07		1.07		.10
Class R-5E:
9/30/2020	55.44	(.01)	13.70	13.69	—	(2.49)	(2.49)	66.64	25.28	84		.82		.82		(.02)
9/30/2019	60.26	.18	(1.69)	(1.51)	—	(3.31)	(3.31)	55.44	(1.16)	39		.84		.84		.32
9/30/2018	55.55	.18	7.03	7.21	—	(2.50)	(2.50)	60.26	13.38	28		.84		.84		.31
9/30/2017	47.30	.18	8.42	8.60	(.35)	—	(.35)	55.55	18.33	12		.84		.84		.36
9/30/2016[9,14]	47.09	.12	2.92	3.04	—	(2.83)	(2.83)	47.30	7.01 [11]	—	[7]	.96	[13]	.95	[13]	.32 [13]
Class R-5:
9/30/2020	57.16	.06	14.13	14.19	—	(2.49)	(2.49)	68.86	25.40	406		.72		.72		.09
9/30/2019	61.94	.22	(1.69)	(1.47)	—	(3.31)	(3.31)	57.16	(1.06)	376		.74		.74		.40
9/30/2018	56.99	.21	7.24	7.45	—	(2.50)	(2.50)	61.94	13.46	436		.75		.75		.36
9/30/2017	48.40	.24	8.64	8.88	(.29)	—	(.29)	56.99	18.48	424		.75		.75		.47
9/30/2016	45.94	.18	5.11	5.29	—	(2.83)	(2.83)	48.40	12.09	359		.77		.77		.41
Class R-6:
9/30/2020	56.56	.08	14.00	14.08	—	(2.49)	(2.49)	68.15	25.47	11,166		.67		.67		.14
9/30/2019	61.31	.26	(1.70)	(1.44)	—	(3.31)	(3.31)	56.56	(1.02)	8,031		.69		.69		.47
9/30/2018	56.40	.25	7.16	7.41	—	(2.50)	(2.50)	61.31	13.53	7,039		.69		.69		.42
9/30/2017	47.93	.26	8.54	8.80	(.33)	—	(.33)	56.40	18.51	5,289		.70		.70		.51
9/30/2016	45.49	.21	5.06	5.27	—	(2.83)	(2.83)	47.93	12.15	3,403		.71		.71		.48

	Year ended September 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[15]	38%	39%	35%	32%	29%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $.01.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	Amount less than .01%.
[9]	Based on operations for a period that is less than a full year.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Not annualized.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Annualized.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

30	SMALLCAP World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

SMALLCAP World Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2020, through September 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	SMALLCAP World Fund

	Beginning account value 4/1/2020	Ending account value 9/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,453.79	$6.52	1.06%
Class A – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class C – actual return	1,000.00	1,448.15	10.92	1.78
Class C – assumed 5% return	1,000.00	1,016.14	9.00	1.78
Class T – actual return	1,000.00	1,455.65	4.92	.80
Class T – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class F-1 – actual return	1,000.00	1,453.71	6.58	1.07
Class F-1 – assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class F-2 – actual return	1,000.00	1,455.80	4.80	.78
Class F-2 – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class F-3 – actual return	1,000.00	1,456.45	4.19	.68
Class F-3 – assumed 5% return	1,000.00	1,021.66	3.45	.68
Class 529-A – actual return	1,000.00	1,453.49	6.70	1.09
Class 529-A – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class 529-C – actual return	1,000.00	1,448.21	11.23	1.83
Class 529-C – assumed 5% return	1,000.00	1,015.89	9.25	1.83
Class 529-E – actual return	1,000.00	1,451.84	7.81	1.27
Class 529-E – assumed 5% return	1,000.00	1,018.70	6.43	1.27
Class 529-T – actual return	1,000.00	1,455.12	5.23	.85
Class 529-T – assumed 5% return	1,000.00	1,020.81	4.31	.85
Class 529-F-1 – actual return	1,000.00	1,455.20	5.29	.86
Class 529-F-1 – assumed 5% return	1,000.00	1,020.76	4.36	.86
Class R-1 – actual return	1,000.00	1,448.65	10.86	1.77
Class R-1 – assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class R-2 – actual return	1,000.00	1,448.69	10.80	1.76
Class R-2 – assumed 5% return	1,000.00	1,016.24	8.90	1.76
Class R-2E – actual return	1,000.00	1,450.74	9.03	1.47
Class R-2E – assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class R-3 – actual return	1,000.00	1,451.92	8.11	1.32
Class R-3 – assumed 5% return	1,000.00	1,018.45	6.68	1.32
Class R-4 – actual return	1,000.00	1,453.87	6.21	1.01
Class R-4 – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class R-5E – actual return	1,000.00	1,455.47	4.99	.81
Class R-5E – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 – actual return	1,000.00	1,456.25	4.43	.72
Class R-5 – assumed 5% return	1,000.00	1,021.46	3.65	.72
Class R-6 – actual return	1,000.00	1,456.63	4.06	.66
Class R-6 – assumed 5% return	1,000.00	1,021.76	3.35	.66

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

SMALLCAP World Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2020:

Long-term capital gains	$2,009,142,000
Foreign taxes	$0.02 per share
Foreign source income	$0.33 per share

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

34	SMALLCAP World Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2020. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

SMALLCAP World Fund	35

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

36	SMALLCAP World Fund

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SMALLCAP World Fund	37

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SMALLCAP World Fund	39

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40	SMALLCAP World Fund

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SMALLCAP World Fund	41

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2008	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2000	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI-Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and former Managing Director, Highgate LLC (consulting)	3	Pacira, Inc. (pharmaceuticals)
Linda Griego, 1947	2015	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Christopher E. Stone, 1956	2007	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Brady L. Enright, 1967 Senior Vice President	2004	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[7] Director, The Capital Group Companies, Inc.	3	None
Anne-Marie Peterson, 1972	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	SMALLCAP World Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Julian N. Abdey, 1972 Co-President	2014	Partner — Capital International Investors, Capital Research and Management Company
Jonathan Knowles, PhD, 1961 Co-President	2000	Partner — Capital World Investors, Capital International, Inc.[7]
Gregory W. Wendt, 1961 Co-President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company
Paul F. Roye, 1953 Executive Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Peter Eliot, 1971 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company
Bradford F. Freer, 1969 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Roz Hongsaranagon, 1979 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Harold H. La, 1970 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Dimitrije M. Mitrinovic, 1977 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Aidan O’Connell, 1968 Senior Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Samir Parekh, 1974 Senior Vice President	2020	Partner — Capital International Investors, Capital International, Inc.[7]
Andraz Razen, 1975 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Renaud H. Samyn, 1974 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital International Inc.[7]
Dylan Yolles, 1969 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company
Michael Beckwith, 1971 Vice President	2019	Vice President — Capital Research Global Investors, Capital Research and Management Company
Walt Burkley, 1966 Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company;[7] Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company

See page 44 for footnotes.

SMALLCAP World Fund	43

Other officers (continued)6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016–2018, 2020	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Michael Beckwith, Rosalyn Hongsaranagon, Dimitrije M. Mitrinovic and Samir Parekh are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

44	SMALLCAP World Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete September 30, 2020, portfolio of SMALLCAP World Fund’s investment is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

SCWF

Registrant:
a) Audit Fees:
Audit	2019	20,000
	2020	314,000

b) Audit-Related Fees:
	2019	10,000
	2020	11,000

c) Tax Fees:
	2019	44,000
	2020	67,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,440,000
	2020	1,873,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	78,000
	2020	68,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,572,000 for fiscal year 2019 and $2,020,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®

Investment portfolio

September 30, 2020

Common stocks 94.00% Information technology 23.77%	Shares	Value (000)
RingCentral, Inc., Class A1	4,179,600	$1,147,760
MongoDB, Inc., Class A1	2,811,413	650,870
DocuSign, Inc.1	1,863,229	401,041
Cree, Inc.1	5,472,938	348,845
Smartsheet Inc., Class A1,2	6,875,105	339,768
Net One Systems Co., Ltd.2,3	6,879,958	313,706
SimCorp AS2,3	2,186,750	287,448
Alteryx, Inc., Class A1,4	2,359,300	267,899
Netcompany Group AS, non-registered shares1,2,3	3,162,672	261,807
Inphi Corp.1	2,218,942	249,076
Ceridian HCM Holding Inc.1	2,851,343	235,664
Paycom Software, Inc.1	737,569	229,605
Globant SA1	1,239,031	222,059
TeamViewer AG1,3	4,257,886	210,257
Sinch AB1,3	2,319,680	189,006
EPAM Systems, Inc.1	539,600	174,442
Carel Industries SpA2,3	7,806,894	165,092
Kingdee International Software Group Co. Ltd.3	59,328,093	154,182
Silergy Corp.3	2,549,456	150,849
SHIFT Inc.1,2,3	991,400	149,519
CANCOM SE, non-registered shares2,3	2,878,806	148,833
Bottomline Technologies, Inc.1,2	3,472,300	146,392
Fortnox AB2,3	4,782,746	143,848
Megaport Ltd.1,2,3	12,040,000	139,672
Avast PLC3	20,250,500	136,952
CMC Materials, Inc.	896,381	128,012
JFrog Ltd.1,4	1,490,900	126,205
Douzone Bizon Co., Ltd.3	1,393,858	125,077
Okta, Inc., Class A1	581,800	124,418
BE Semiconductor Industries NV3	2,778,020	119,103
Kinaxis Inc.1	785,418	115,617
SoftwareONE Holding AG3	4,044,300	113,059
SVMK Inc.1	4,920,038	108,782
Yext, Inc.1,2	7,055,962	107,110
Justsystems Corp.3	1,500,321	106,253
MKS Instruments, Inc.	964,988	105,406
Euronet Worldwide, Inc.1	1,148,906	104,665
Bechtle AG, non-registered shares3	513,521	104,089
Network International Holdings PLC1,2,3	29,144,683	102,957
Yeahka Ltd.1,3	16,424,200	101,804
Unimicron Technology Corp.3	38,366,000	99,349
GB Group PLC1,2,3	10,647,000	96,159
Qorvo, Inc.1	741,404	95,649
Appfolio, Inc., Class A1	673,932	95,570
Endava PLC, Class A (ADR)1	1,487,998	93,967
Lightspeed POS Inc., subordinate voting shares1	2,777,219	88,927
Lightspeed POS Inc., subordinate voting shares (CAD denominated)1	133,200	4,267

SMALLCAP World Fund — Page 1 of 18

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Oneconnect Financial Technology Co., Ltd. (ADR)1	4,314,324	$91,895
Jamf Holding Corp.1,4	2,442,015	91,844
Alarm.Com Holdings, Inc.1	1,527,000	84,367
CDW Corp.	650,000	77,695
Halma PLC3	2,521,862	76,010
Avalara, Inc.1	583,814	74,343
Nuance Communications, Inc.1	2,203,000	73,118
Hamamatsu Photonics KK3	1,439,850	72,550
BigCommerce Holdings, Inc., Series 11,4	860,000	71,638
Money Forward, Inc.1,3	987,052	71,443
eMemory Technology Inc.2,3	4,024,334	71,353
Siltronic AG3	788,500	70,775
Bentley Systems, Inc., Class B1,4	2,186,700	68,662
Anaplan, Inc.1	1,087,467	68,054
Viavi Solutions Inc.1	5,732,000	67,236
Computer Services, Inc.	1,084,411	67,233
Elastic NV, non-registered shares1	618,500	66,730
Pegasystems Inc.	549,775	66,545
Nordic Semiconductor ASA1,3	6,412,869	65,904
SUMCO Corp.3	4,660,900	65,554
Vitec Software Group AB, Class B3	1,969,860	65,176
Vanguard International Semiconductor Corp.3	19,173,948	63,975
LEM Holding SA3	34,070	63,820
Agora, Inc. (ADR)1,4	1,480,000	63,610
Square, Inc., Class A1	375,000	60,956
Chindata Group Holdings Ltd., Class A (ADR)1	3,685,982	59,823
Repay Holdings Corp., Class A1	2,308,908	54,259
Keywords Studios PLC3	1,915,608	53,740
BlackLine, Inc.1	595,000	53,330
Aspen Technology, Inc. (USA)1	417,000	52,788
Cognex Corp.	800,000	52,080
Nemetschek SE3	709,687	51,979
Unifiedpost Group SA1,2,3	2,000,000	51,564
RealPage, Inc.1	868,710	50,072
MACOM Technology Solutions Holdings, Inc.1	1,387,000	47,172
ON Semiconductor Corp.1	2,082,055	45,160
Pexip Holding ASA1,3	4,932,034	44,019
Rapid7, Inc.1	712,000	43,603
Coforge Ltd.3	1,361,818	42,963
LPKF Laser & Electronics AG, non-registered shares2,3	1,601,515	42,521
Global Unichip Corp.3	4,625,000	41,928
Fineos Corp Holdings PLC1,3	11,732,722	41,414
PAR Technology Corp.1,4	981,578	39,764
SYNNEX Corp.	268,000	37,536
Temenos AG3	270,000	36,360
EVERTEC, Inc.	1,037,390	36,008
Novanta Inc.1	335,300	35,321
TravelSky Technology Ltd., Class H3	15,826,000	33,833
Disco Corp. (Japan)3,4	131,500	31,997
Silicon Laboratories Inc.1	324,000	31,703
Flex Ltd.1	2,801,000	31,203
QAD Inc., Class A	728,879	30,759
AIXTRON SE1,3	2,434,518	29,395
AAC Technologies Holdings Inc.3	5,275,000	28,639
Appen Ltd.3	1,168,729	28,604

SMALLCAP World Fund — Page 2 of 18

Common stocks (continued) Information technology (continued)	Shares	Value (000)
CDK Global, Inc.	654,477	$28,529
Zendesk, Inc.1	273,000	28,097
Venustech Group Inc., Class A3	5,493,430	27,960
NHN KCP Corp.3	473,801	27,783
oRo Co., Ltd.3,4	804,200	26,815
Renishaw PLC1,3	363,000	26,285
Trimble Inc.1	530,000	25,811
Acacia Communications, Inc.1	380,000	25,612
Semtech Corp.1	463,999	24,573
Paylocity Holding Corp.1	150,000	24,213
Hensoldt AG1,3	1,780,000	24,209
Dye & Durham Ltd.1	1,392,200	23,232
S&T AG, non-registered shares1,3,4	1,065,466	22,371
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H3	14,426,000	22,228
Maruwa Co., Ltd.3	236,500	21,914
SailPoint Technologies Holdings, Inc.1	527,000	20,853
Fabrinet, non-registered shares1	325,500	20,516
Marqeta, Inc.1,3,5,6	1,653,393	19,427
INFICON Holding AG3	23,396	19,253
Reply SpA3	165,939	19,097
Softcat PLC3	1,218,585	18,985
Dexerials Corp.3	1,756,100	18,537
FDM Group (Holdings) PLC3	1,415,000	18,460
Crayon Group Holding ASA1,3	1,354,713	17,730
LiveRamp Holdings, Inc.1	340,800	17,643
Tyro Payments Ltd.1,3,4	6,695,093	17,380
Sumo Logic, Inc.1,4	790,900	17,242
ALTEN SA, non-registered shares1,3	179,800	17,015
Coupa Software Inc.1	61,500	16,866
GMO Payment Gateway, Inc.3	153,000	16,454
Smaregi, Inc.1,3,4	478,300	14,647
nCino, Inc.1,4	167,500	13,346
TTM Technologies, Inc.1	1,167,000	13,315
Fair Isaac Corp.1	29,100	12,379
Pushpay Holdings Ltd.1,3	2,103,417	12,356
Veeco Instruments Inc.1	1,027,109	11,986
ASM Pacific Technology Ltd.3	1,131,279	11,563
eCloudvalley Digital Technology Co., Ltd.3	1,896,100	11,277
Cloudflare, Inc., Class A1	264,395	10,856
Globalwafers Co., Ltd.3	777,000	10,344
Ming Yuan Cloud Group Holdings Ltd.1,3	2,743,000	10,264
Zebra Technologies Corp., Class A1	36,300	9,164
Foursquare Labs, Inc., Series A1,3,5,6,7	1,970,385	5,891
Guidewire Software, Inc.1	50,075	5,221
Asana, Inc., Class A1	187,100	5,052
Teradata Corp.1	192,700	4,374
Zuken Inc.3	139,300	3,746
Cloudera, Inc.1	296,400	3,228
Sabre Corp.	371,400	2,418
Vertex, Inc., Class A1	35,472	816
Smart Metering Systems PLC3	66,639	560
Technology One Ltd.3	92,891	533
		12,999,486

SMALLCAP World Fund — Page 3 of 18

Common stocks (continued) Health care 19.95%	Shares	Value (000)
Insulet Corp.1	3,278,201	$775,590
Molina Healthcare, Inc.1	2,579,100	472,078
NovoCure Ltd.1	3,783,697	421,163
Haemonetics Corp.1,2	3,591,217	313,334
Allakos Inc.1,2	3,822,533	311,345
Notre Dame Intermédica Participações SA	25,176,829	291,673
DexCom, Inc.1	617,500	254,552
CanSino Biologics Inc., Class H1,3,4	10,536,204	227,672
Centene Corp.1	3,760,418	219,345
iRhythm Technologies, Inc.1	795,280	189,364
Amplifon SpA1,3	5,286,500	188,794
GW Pharmaceuticals PLC (ADR)1,2,4	1,799,395	175,171
Ultragenyx Pharmaceutical Inc.1	2,106,670	173,147
Mani, Inc.2,3	6,234,882	169,994
Silk Road Medical, Inc.1,2	2,483,600	166,923
Biohaven Pharmaceutical Holding Co. Ltd.1	2,482,037	161,357
GVS SpA1,2,3	11,913,045	160,421
Fisher & Paykel Healthcare Corp. Ltd.3	7,027,500	154,688
Agilon Health TopCo, Inc.1,3,5,6	131,143	150,636
Allogene Therapeutics, Inc.1	3,770,693	142,193
Fagron NV2,3	5,478,326	138,130
Pacific Biosciences of California, Inc.1,2	13,694,900	135,169
Vitrolife AB1,3	4,835,795	132,573
Integra LifeSciences Holdings Corp.1	2,755,575	130,118
Bluebird Bio, Inc.1	2,240,437	120,872
Health Catalyst, Inc.1,2,4	3,295,737	120,624
Zai Lab Ltd. (ADR)1	1,449,910	120,589
Cortexyme, Inc.1,2,4	2,353,382	117,669
Pharmaron Beijing Co., Ltd., Class H3	9,308,000	116,378
Ambu AS, Class B, non-registered shares3	4,097,500	116,012
PRA Health Sciences, Inc.1	1,077,650	109,317
Natera, Inc.1	1,429,000	103,231
Penumbra, Inc.1	508,744	98,890
Legend Biotech Corp., Class A1,3,7	3,968,666	55,744
Legend Biotech Corp. (ADR)1	1,384,007	42,724
Metropolis Healthcare Ltd.2,3	3,872,946	94,292
Exact Sciences Corp.1	890,000	90,736
CompuGroup Medical SE & Co. KGaA3	955,100	88,398
Madrigal Pharmaceuticals, Inc.1	742,922	88,207
Teladoc Health, Inc.1,4	383,822	84,149
Revance Therapeutics, Inc.1	3,291,900	82,758
Applied Molecular Transport Inc.1,2,4	2,522,043	80,251
Adaptimmune Therapeutics PLC (ADR)1,2	9,323,900	74,405
Genus PLC3	1,480,000	73,452
Hutchison China MediTech Ltd. (ADR)1	2,271,707	73,376
New Frontier Health Corp., Class A1,2,7	9,313,186	71,060
Hikma Pharmaceuticals PLC3	2,117,000	70,906
Menicon Co., Ltd.3	1,051,400	69,969
Oak Street Health, Inc.1,4	1,293,500	69,125
Bachem Holding AG, Class B3	156,845	66,426
WuXi Biologics (Cayman) Inc.1,3	2,672,000	65,572
MorphoSys AG, non-registered shares1,3	510,875	64,891
Revenio Group Oyj, non-registered shares2,3	1,400,519	63,690
Cellectis SA (ADR)1,2,4	2,214,336	40,965
Cellectis SA, non-registered shares1,2,3	1,181,240	21,878

SMALLCAP World Fund — Page 4 of 18

Common stocks (continued) Health care (continued)	Shares	Value (000)
CellaVision AB, non-registered shares1,2,3	1,550,300	$62,142
Novavax, Inc.1,4	557,000	60,351
Genmab A/S1,3	165,000	59,914
Addus HomeCare Corp.1	621,500	58,738
Glaukos Corp.1	1,150,322	56,964
Max Healthcare Institute Ltd.1,3	35,633,496	55,711
Vir Biotechnology, Inc.1	1,599,738	54,919
Twist Bioscience Corp.1	704,000	53,483
Adaptive Biotechnologies Corp.1	1,077,200	52,384
American Well Corp, Class A1,4	1,750,000	51,870
Shandong Pharmaceutical Glass Co., Ltd., Class A3	7,759,067	51,455
AddLife AB, Class B1,3	3,307,444	51,311
Incyte Corp.1	570,007	51,152
Sysmex Corp.3	529,500	50,532
Editas Medicine, Inc.1	1,760,000	49,386
Nakanishi Inc.3	2,724,000	48,760
Autolus Therapeutics PLC (ADR)1,2	4,178,494	48,638
CRISPR Therapeutics AG1	560,910	46,915
Carl Zeiss Meditec AG, non-registered shares3	368,406	46,627
Guardant Health, Inc.1	409,500	45,774
Globus Medical, Inc., Class A1	897,200	44,429
Shockwave Medical, Inc.1	585,000	44,343
Revolution Medicines, Inc.1	1,228,000	42,734
CONMED Corp.	542,000	42,639
Tandem Diabetes Care, Inc.1	375,300	42,597
Flexion Therapeutics, Inc.1,2	3,823,000	39,797
CELLINK AB, Class B1,3	1,749,188	39,722
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A3	2,620,281	39,540
NuVasive, Inc.1	766,000	37,205
STAAR Surgical Co.1	651,450	36,846
Genomma Lab Internacional, SAB de CV, Series B1	35,953,000	35,186
Gossamer Bio, Inc.1	2,656,661	32,969
Krka, dd, Novo mesto3	335,262	32,202
Hangzhou Tigermed Consulting Co., Ltd., Class A3	2,107,152	32,048
Ocumension Therapeutics1,3	10,579,000	32,004
Inari Medical, Inc.1,4	450,000	31,059
Acutus Medical, Inc.1,4	1,035,935	30,871
Zealand Pharma A/S1,3	810,749	30,806
Phreesia, Inc.1	945,659	30,384
Asahi Intecc Co., Ltd.3	962,400	30,231
Abcam PLC3	1,900,000	30,029
Hypera SA, ordinary nominative	5,561,283	29,530
Genetron Holdings Ltd. (ADR)1,4	2,472,191	29,518
Encompass Health Corp.	443,400	28,812
Galapagos NV1,3	198,239	28,157
Hugel, Inc.1,3	172,671	27,250
Wright Medical Group NV1	879,857	26,871
Fleury SA, ordinary nominative	5,540,900	26,126
Global Blood Therapeutics, Inc.1	467,520	25,779
Acerta Pharma BV1,3,5,6	195,556,815	25,755
Precision BioSciences, Inc.1,2,4	4,062,000	25,022
Sosei Group Corp.1,3,4	1,854,900	24,243
Xenon Pharmaceuticals Inc.1,2	2,019,226	22,353
Nevro Corp.1	160,000	22,288
Lupin Ltd.3	1,595,000	21,796

SMALLCAP World Fund — Page 5 of 18

Common stocks (continued) Health care (continued)	Shares	Value (000)
Zentalis Pharmaceuticals, Inc.1,4	664,000	$21,706
Neurocrine Biosciences, Inc.1	211,027	20,292
Chemed Corp.	42,000	20,175
Alnylam Pharmaceuticals, Inc.1	137,700	20,049
Laurus Labs Ltd.3	4,984,405	19,532
WIN-Partners Co., Ltd.2,3	1,982,700	19,422
Karuna Therapeutics, Inc.1	249,900	19,322
Grail, Inc.1,3,5,6,7	1,939,479	19,084
BioMarin Pharmaceutical Inc.1	250,000	19,020
Berkeley Lights, Inc.1,4	248,712	18,992
NuCana PLC (ADR)1,2,4	3,664,931	18,948
Grifols, SA, Class B (ADR)	616,400	10,695
Grifols, SA, Class A, non-registered shares3	270,000	7,781
Ironwood Pharmaceuticals, Inc., Class A1	2,030,000	18,260
Inhibrx, Inc.1	1,005,046	18,091
Medacta Group SA1,3	189,515	17,675
Black Diamond Therapeutics, Inc.1,4	525,000	15,871
Clinuvel Pharmaceuticals Ltd.3,4	941,000	15,777
Uniphar PLC3	5,107,000	14,845
OdontoPrev SA, ordinary nominative	6,925,700	14,799
Schrodinger, Inc.1	310,500	14,752
Arjo AB, Class B3	2,255,800	13,967
Deciphera Pharmaceuticals, Inc.1	270,000	13,851
UDG Healthcare PLC3	1,350,127	13,396
Sarepta Therapeutics, Inc.1	86,500	12,147
Livongo Health, Inc.1	85,500	11,974
Altimmune, Inc.1,4	861,000	11,365
ALX Oncology Holdings Inc.1,4	300,000	11,322
CryoLife, Inc.1	481,212	8,888
Creo Medical Group PLC1,3,4	3,957,000	8,578
Rubius Therapeutics, Inc.1,4	1,533,396	7,682
Amvis Holdings, Inc.3,4	264,100	7,532
GN Store Nord AS3	93,689	7,089
Outset Medical, Inc.1	105,402	5,270
Agios Pharmaceuticals, Inc.1	128,700	4,505
Paramount Bed Holdings Co., Ltd.3	107,500	4,458
Amedisys, Inc.1	17,200	4,067
Hua Medicine1,3	6,130,500	3,963
Bausch Health Companies Inc.1	200,000	3,108
Neovasc Inc.1,2	1,157,102	2,476
Antares Vision S.p.A.1,3	5,208	68
NMC Health PLC1,3,5	911,693	12
		10,910,959
Consumer discretionary 17.47%
Evolution Gaming Group AB2,3	9,884,330	653,356
TopBuild Corp.1,2	2,361,400	403,067
Ocado Group PLC1,3	10,398,813	367,493
Floor & Decor Holdings, Inc., Class A1	4,356,200	325,844
Just Eat Takeaway (EUR denominated)1,3	2,858,900	320,162
DraftKings Inc., Class A1	3,089,512	181,787
DraftKings Inc., Class A1,3,4,7	2,004,442	107,326
ASOS PLC1,3	3,504,573	232,555
Dollarama Inc.	6,015,000	230,563
YETI Holdings, Inc.1,2	4,995,963	226,417

SMALLCAP World Fund — Page 6 of 18

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Thor Industries, Inc.	2,315,800	$220,603
IDP Education Ltd.2,3	14,269,619	194,977
Five Below, Inc.1	1,514,402	192,329
Wyndham Hotels & Resorts, Inc.	3,388,701	171,129
Arco Platform Ltd., Class A1	4,166,715	170,169
Pool Corp.	478,600	160,111
frontdoor, inc.1	4,097,000	159,414
GVC Holdings PLC1,3	12,457,444	156,797
Shop Apotheke Europe NV, non-registered shares1,2,3,4	870,557	152,474
Strategic Education, Inc.2	1,509,000	138,028
Bright Horizons Family Solutions Inc.1	896,849	136,357
Trainline PLC1,2,3	28,182,303	132,167
Helen of Troy Ltd.1	652,500	126,272
Momo.com Inc.3	5,128,000	125,194
Jiumaojiu International Holdings Ltd.1,3	52,948,000	125,128
Domino’s Pizza Group PLC2,3	26,572,815	124,794
Wayfair Inc., Class A1	416,000	121,060
BHG Group AB1,2,3,4	8,585,837	120,598
Sushiro Global Holdings Ltd.3	4,772,000	120,458
KB Home	2,957,918	113,554
Caesars Entertainment, Inc.1	1,940,000	108,756
Mercari, Inc.1,3	2,312,000	106,829
zooplus AG, non-registered shares1,2,3	571,544	106,273
Domino’s Pizza, Inc.	227,600	96,794
Jumbo SA3	5,206,161	91,486
Lennar Corp., Class A	1,058,458	86,455
Lennar Corp., Class B	21,169	1,390
Moncler SpA1,3	2,120,000	86,832
Gentex Corp.	3,208,134	82,609
Six Flags Entertainment Corp.	3,943,784	80,059
Grand Canyon Education, Inc.1	967,200	77,318
Vroom, Inc.1	1,479,000	76,583
Ace Hardware Indonesia Tbk PT3	694,950,000	74,252
Williams-Sonoma, Inc.	800,000	72,352
B2W - Cia. Digital, ordinary nominative1	4,372,661	70,060
AcadeMedia AB2,3	7,897,375	65,102
Purple Innovation, Inc., Class A1	2,403,000	59,739
Nien Made Enterprise Co., Ltd.3	4,920,000	58,607
China MeiDong Auto Holdings Ltd.3	15,000,000	57,748
Mattel, Inc.1	4,700,000	54,990
Musti Group Oyj1,2,3	2,234,804	54,475
POYA International Co., Ltd.3	2,795,527	53,436
MIPS AB3	1,195,000	53,284
Kindred Group PLC (SDR)3	7,232,000	52,539
NetEnt AB, Class B1,3	6,052,790	51,411
Toll Brothers, Inc.	1,043,184	50,761
Etsy, Inc.1	415,900	50,586
Tube Investments of India Ltd.3	6,169,000	50,583
Games Workshop Group PLC3	382,000	50,338
B&M European Value Retail SA3	7,408,252	47,138
Bajaj Electricals Ltd.1,2,3	6,823,607	46,868
Basic-Fit NV1,3	1,963,780	46,837
Kontoor Brands, Inc.	1,910,000	46,222
Cairn Homes PLC1,2,3	50,520,000	46,064
Polaris Inc.	485,000	45,755

SMALLCAP World Fund — Page 7 of 18

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
M.D.C. Holdings, Inc.	967,528	$45,571
Tongcheng-Elong Holdings Ltd.1,3,4	24,515,800	44,940
China East Education Holdings Ltd.3	20,146,750	43,709
Salvatore Ferragamo SpA1,3	2,819,410	41,469
RH1	108,000	41,323
Flutter Entertainment PLC (GBP denominated)3	259,095	40,805
Skechers USA, Inc., Class A1	1,350,000	40,797
MGM China Holdings, Ltd.3,4	32,469,704	40,319
WH Smith PLC3	3,265,000	40,056
Levi Strauss & Co., Class A	2,950,000	39,530
Everi Holdings Inc.1,2	4,791,306	39,528
Century Communities, Inc.1	911,000	38,563
Melco International Development Ltd.3	20,992,000	37,141
D.R. Horton, Inc.	490,000	37,059
Boot Barn Holdings, Inc.1	1,315,000	37,004
Vail Resorts, Inc.	172,000	36,803
Cie. Plastic Omnium SA3	1,348,533	35,467
GoCo Group PLC2,3	22,478,760	30,969
Cavco Industries, Inc.1	170,870	30,810
Darden Restaurants, Inc.	303,300	30,554
ServiceMaster Global Holdings, Inc.1	670,000	26,720
Brunello Cucinelli SpA1,3	864,000	26,352
OneSpaWorld Holdings Ltd.2	3,769,348	24,501
Lojas Quero-Quero SA1	9,000,000	22,356
Relaxo Footwears Ltd.3	2,462,720	22,257
Beazer Homes USA, Inc.1,2	1,659,813	21,910
Paltac Corp.3	434,000	21,905
Westwing Group AG, non-registered shares1,3	952,000	21,793
Gourmet Master Co. Ltd.3	5,787,000	20,424
Cooper Tire & Rubber Co.	616,000	19,527
Norwegian Cruise Line Holdings Ltd.1,4	1,100,000	18,821
Hilton Grand Vacations Inc.1	840,100	17,625
SSP Group PLC3	6,791,945	15,751
Thule Group AB3	468,600	15,516
Harley-Davidson, Inc.	592,000	14,528
Winnebago Industries, Inc.	275,820	14,252
Graham Holdings Co., Class B	34,000	13,740
Zhongsheng Group Holdings Ltd.3	2,121,500	13,334
Detsky Mir PJSC3	8,637,280	13,070
Del Taco Restaurants, Inc.1	1,438,200	11,793
Central Automotive Products Ltd.3	520,600	11,055
Macy’s, Inc.4	1,900,000	10,830
Jamna Auto Industries Ltd.3	16,912,000	10,143
Freni Brembo SpA1,3	1,000,000	9,985
William Hill PLC3	2,732,100	9,774
Aramark	356,556	9,431
Nordstrom, Inc.4	760,000	9,059
Bloomberry Resorts Corp.3	57,777,500	8,749
Dalata Hotel Group PLC1,3	3,000,900	8,629
Westlife Development Ltd.1,3	1,589,723	8,575
Ryohin Keikaku Co., Ltd.3	463,900	7,705
Cyrela Brazil Realty SA, ordinary nominative	1,587,200	6,568
Lojas Americanas SA, ordinary nominative	1,232,000	5,353
Royal Caribbean Cruises Ltd.	78,017	5,050
Chow Sang Sang Holdings International Ltd.3	4,227,700	4,533

SMALLCAP World Fund — Page 8 of 18

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Despegar.com, Corp.1	565,409	$3,596
Coursera, Inc.1,3,5,6,7	238,412	3,576
Viomi Technology Co., Ltd. (ADR)1,4	375,000	2,269
Samsonite International SA1,3	1,350,000	1,378
China Zenix Auto International Ltd. (ADR)1	2,152,000	473
BNN Technology PLC1,3,5	19,007,000	—8
		9,556,037
Industrials 14.86%
IMCD NV2,3	3,519,136	419,005
Nihon M&A Center Inc.3	6,242,180	356,060
NIBE Industrier AB, Class B1,3	10,477,143	270,035
MonotaRO Co., Ltd.3	4,866,500	242,374
VAT Group AG3	1,199,946	229,399
Diploma PLC2,3	7,705,790	217,621
BELIMO Holding AG3	27,704	209,230
Harmonic Drive Systems Inc.3,4	3,096,400	199,246
Nolato AB, Class B1,3	1,917,992	186,148
Spirax-Sarco Engineering PLC3	1,186,028	168,624
Boyd Group Services Inc.2,4	1,077,671	166,456
BWX Technologies, Inc.	2,844,050	160,148
Stericycle, Inc.1	2,458,428	155,028
Marel hf. (ISK denominated)3	30,133,893	145,769
Marel hf. (EUR denominated)3	666,667	3,243
Meggitt PLC1,2,3	44,435,999	147,363
Rexnord Corp.	4,828,000	144,068
IDEX Corp.	752,700	137,300
Vertiv Holdings Co, Class A1	7,903,500	136,889
Saia, Inc.1	1,065,200	134,364
Avon Rubber PLC2,3	2,387,963	130,603
Wizz Air Holdings PLC1,3	3,155,220	126,638
Arcosa, Inc.2	2,455,259	108,252
International Container Terminal Services, Inc.3	46,495,776	105,541
Japan Elevator Service Holdings Co., Ltd.2,3	2,809,027	97,944
VARTA AG, non-registered shares1,3,4	684,698	96,153
Sweco AB, Class B, non-registered shares3	1,694,200	94,100
Havells India Ltd.3	10,136,155	93,450
Watsco, Inc.	400,000	93,156
Armstrong World Industries, Inc.	1,333,141	91,733
Guangzhou Baiyun International Airport Co. Ltd., Class A3	45,226,924	90,707
TransDigm Group Inc.	190,000	90,273
Masco Corp.	1,625,000	89,586
Waste Connections, Inc.	840,000	87,192
Matson, Inc.2	2,174,000	87,156
Bingo Industries Ltd.2,3	49,082,191	85,378
Graco Inc.	1,374,000	84,295
Generac Holdings Inc.1	428,600	82,994
Alfen NV1,2,3	1,275,000	81,133
Japan Airport Terminal Co. Ltd.3,4	1,832,900	80,869
Bravida Holding AB1,3	6,456,000	78,426
Ever Sunshine Lifestyle Services Group Ltd.3	39,016,000	77,417
FTI Consulting, Inc.1	685,800	72,674
Interpump Group SpA3	1,932,000	71,732
Instalco AB2,3	3,213,956	71,427
Kingspan Group PLC1,3	724,000	65,850

SMALLCAP World Fund — Page 9 of 18

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Kratos Defense & Security Solutions, Inc.1	3,376,853	$65,106
Lifco AB, Class B3	839,000	64,877
Upwork Inc.1	3,680,936	64,196
Willscot Mobile Mini Holdings Corp., Class A1	3,589,400	59,871
Hefei Meyer Optoelectronic Technology Inc., Class A3	8,184,780	57,756
BayCurrent Consulting, Inc.3	413,000	57,697
TechnoPro Holdings, Inc.3	903,900	55,895
Oshkosh Corp.	760,207	55,875
Aalberts NV, non-registered shares3	1,518,000	54,820
Woodward, Inc.	649,000	52,024
Grace Technology, Inc.2,3,4	1,009,300	50,981
TFI International Inc. (CAD denominated)4	1,130,000	47,252
TFI International Inc.	68,200	2,853
Centre Testing International Group Co., Ltd.3	12,715,436	45,644
Melrose Industries PLC1,3	30,830,657	45,489
Cleanaway Waste Management Ltd.3	30,002,998	45,431
AF Poyry, Class B1,3	1,553,500	43,982
CoStar Group, Inc.1	50,000	42,426
Granite Construction Inc.	2,327,000	40,979
Ceres Power Holdings PLC1,3	5,481,555	39,183
PGT Innovations, Inc.1	2,181,973	38,228
Addtech AB, Class B3	2,907,036	37,998
Rumo SA1	11,166,735	37,899
Nitto Boseki Co., Ltd.3,4	874,000	37,192
Atlas Corp.	4,000,000	35,760
Kajaria Ceramics Ltd.3	4,598,298	34,645
HomeServe PLC3	2,096,500	33,302
XP Power Ltd.3	583,458	33,144
IAA, Inc.1	590,000	30,721
Han’s Laser Technology Industry Group Co., Ltd., Class A3	6,321,881	30,706
ManpowerGroup Inc.	416,000	30,505
The AZEK Company Inc., Class A1	864,400	30,090
LIXIL Group Corp.3	1,483,100	29,820
Indutrade AB1,3	551,274	29,557
Trinity Industries, Inc.	1,503,668	29,322
Textron Inc.	780,000	28,150
Curtiss-Wright Corp.	287,500	26,812
Patrick Industries, Inc.	457,070	26,291
CAE Inc.	1,750,000	25,602
TOMRA Systems ASA1,3	589,300	25,349
BMC Stock Holdings, Inc.1	579,222	24,808
Air Lease Corp., Class A	835,600	24,583
Direct Marketing MiX Inc.1,3	935,000	23,937
easyJet PLC3	3,587,199	23,288
Times Neighborhood Holdings Ltd.3	16,474,000	21,831
Barrett Business Services, Inc.2	413,000	21,658
Coor Service Management Holding AB1,3	2,994,630	20,383
Montrose Environmental Group, Inc.1	788,989	18,794
INVISIO AB3	950,000	18,559
Imperial Logistics Ltd.3	7,386,000	16,692
Astral Poly Technik Ltd.3	958,957	15,994
Troax Group AB3	747,300	14,053
Greaves Cotton Ltd.1,2,3	12,938,337	13,291
Hexagon Composites ASA1,3	2,338,807	12,858
Haitian International Holdings Ltd.3	5,397,000	12,544

SMALLCAP World Fund — Page 10 of 18

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Grafton Group PLC, units1,3	1,437,900	$12,465
Plug Power Inc.1	842,573	11,299
Interface, Inc.,	1,560,000	9,547
JELD-WEN Holding, Inc.1	415,000	9,379
DO & CO AG, non-registered shares1,3,4	217,337	8,882
Azelio AB1,3	2,110,239	6,443
Grupo Aeroportuario del Pacífico, SAB de CV	289,351	2,323
		8,130,090
Financials 7.27%
Cannae Holdings, Inc.1,2	7,332,537	273,210
Kotak Mahindra Bank Ltd.1,3	15,277,664	262,960
Trupanion, Inc.1,2	2,795,507	220,565
Ares Management Corp., Class A	5,174,776	209,164
RenaissanceRe Holdings Ltd.	1,058,600	179,687
Bajaj Finance Ltd.3	3,257,000	146,329
SVB Financial Group1	606,500	145,936
First Republic Bank	1,141,825	124,527
AJ Bell PLC3	20,354,700	118,016
Janus Henderson Group PLC	5,305,041	115,225
South State Corp.	2,179,631	104,949
Capitec Bank Holdings Ltd.3	1,685,983	104,357
East West Bancorp, Inc.	3,044,577	99,679
Aavas Financiers Ltd.1,2,3	4,894,706	95,244
Essent Group Ltd.	2,435,064	90,122
Enstar Group Ltd.1	544,500	87,937
MarketAxess Holdings Inc.	177,900	85,675
Nuvei Corp., subordinate voting shares1,2	1,976,800	83,460
Focus Financial Partners Inc., Class A1	2,395,600	78,552
TMX Group Ltd.	732,941	75,378
Euronext NV3	585,333	73,166
Uzabase, Inc.1,2,3	1,930,100	69,504
Seacoast Banking Corp. of Florida1,2	3,581,901	64,582
AU Small Finance Bank Ltd.1,3	7,197,100	64,169
Clarivate PLC1	1,978,797	61,323
Bolsa Mexicana de Valores, SAB de CV, Series A	26,939,545	61,052
IIFL Wealth Management Ltd.3	4,222,154	55,117
eGuarantee, Inc.3	2,256,400	51,361
Eurobank Ergasias Services and Holdings SA1,3	114,412,154	50,550
AssetMark Financial Holdings, Inc.1	2,250,000	48,915
VZ Holding AG3	465,000	41,476
Indian Energy Exchange Ltd.3	14,190,655	39,984
Moelis & Co., Class A	1,019,000	35,808
City Union Bank Ltd.3	18,321,528	34,908
The Bank of N.T. Butterfield & Son Ltd.	1,550,000	34,534
Artisan Partners Asset Management Inc., Class A	705,000	27,488
Waddell & Reed Financial, Inc., Class A	1,850,000	27,472
StepStone Group Inc., Class A1	976,856	25,994
Webster Financial Corp.	851,600	22,491
TCS Group Holding PLC (GDR)3	775,766	20,483
TCS Group Holding PLC (GDR)3,7	31,700	837
CIT Group Inc.	1,169,777	20,717
Lemonade, Inc.1,4	415,000	20,634
Independent Bank Group, Inc.	436,000	19,262
Fanhua Inc. (ADR)4	1,139,242	19,082

SMALLCAP World Fund — Page 11 of 18

Common stocks (continued) Financials (continued)	Shares	Value (000)
Umpqua Holdings Corp.	1,785,500	$18,962
Hiscox Ltd.1,3	1,594,866	18,357
Kinsale Capital Group, Inc.	87,020	16,549
Live Oak Bancshares, Inc.	646,040	16,364
eHealth, Inc.1	203,600	16,084
Hilltop Holdings Inc.	750,000	15,435
Close Brothers Group PLC3	1,131,900	14,854
Multi Commodity Exchange of India Ltd.3	604,657	14,125
Boa Vista Servicos SA1	5,562,400	13,812
Victory Capital Holdings, Inc., Class A	812,000	13,715
Moscow Exchange MICEX-RTS PJSC3	7,180,802	13,516
Sabre Insurance Group PLC3	4,096,502	13,422
Greenhill & Co., Inc.2	1,169,700	13,276
Radian Group Inc.	885,000	12,930
Nova Ljubljanska banka dd (GDR)1,3	1,253,700	10,902
Computer Age Management Services Ltd.1,3,5,7	487,800	9,938
Computer Age Management Services Ltd.1,3,5	8,883	192
HDFC Asset Management Co., Ltd.3	319,780	9,848
Funding Circle Holdings PLC1,3	9,239,630	9,489
NMI Holdings, Inc.1	506,000	9,007
The Tel Aviv Stock Exchange Ltd.3	1,626,578	7,282
Discovery Ltd.3	899,883	6,865
Huize Holding Ltd. (ADR)1,4	826,780	6,614
MJ Hudson Group PLC1,3	8,173,500	4,007
Cairo Mezz PLC1,3	9,534,346	804
		3,978,230
Consumer staples 3.55%
Emmi AG2,3	317,072	315,972
Grocery Outlet Holding Corp.1,2	4,623,182	181,783
Raia Drogasil SA, ordinary nominative	39,521,460	164,816
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A3	15,721,895	152,026
Simply Good Foods Co., Class A1,2	6,651,000	146,655
Freshpet, Inc.1	1,220,132	136,228
Varun Beverages Ltd.3	7,927,490	75,384
COSMOS Pharmaceutical Corp.3	409,606	71,250
Kotobuki Spirits Co., Ltd.3	1,351,700	69,493
Milbon Co., Ltd.3	1,015,000	54,206
Hilton Food Group PLC3	2,712,967	41,786
AAK AB1,3	1,927,200	35,965
Hotel Chocolat Group plc2,3,4	7,486,000	34,294
Bakkafrost P/F1,3	517,500	33,377
Lion Corp.3	1,577,000	32,432
Fresh Del Monte Produce Inc.	1,359,700	31,164
Cranswick PLC3	651,449	30,441
Tecon Biology Co., Ltd., Class A3	14,221,870	30,245
Nu Skin Enterprises, Inc., Class A	600,000	30,054
Fevertree Drinks PLC3	979,946	29,244
Davide Campari-Milano NV3	2,524,160	27,589
Vector Group Ltd.	2,813,000	27,258
Chongqing Fuling Zhacai Group Co., Ltd., Class A3	3,815,603	26,404
Chengdu Hongqi Chain Co., Ltd.3	20,457,881	25,723
Bid Corp. Ltd.3	1,640,857	25,283
Bellring Brands, Inc., Class A1	1,000,000	20,740
PZ Cussons PLC3	6,017,310	18,221

SMALLCAP World Fund — Page 12 of 18

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
United Spirits Ltd.1,3	1,912,221	$13,424
Nomad Foods Ltd.1	500,000	12,740
Avenue Supermarts Ltd.1,3	417,313	12,464
Beyond Meat, Inc.1	73,395	12,188
Century Pacific Food, Inc.3	25,901,000	9,180
Treasury Wine Estates Ltd.3	1,100,000	7,058
Kernel Holding SA3	379,889	3,927
		1,939,014
Communication services 2.84%
Bandwidth Inc., Class A1	1,311,400	228,931
Iridium Communications Inc.1,2	6,958,927	178,010
Iridium Communications Inc.1,2,7	636,132	16,272
New York Times Co., Class A	3,865,100	165,388
HUYA, Inc. (ADR)1	5,604,327	134,224
Altice Europe NV, Class A1,3	27,179,700	130,172
Yandex NV, Class A1	1,530,000	99,833
Zillow Group, Inc., Class C, nonvoting shares1	525,000	53,335
Capcom Co., Ltd.3	913,500	51,087
DIP Corp.3	2,421,600	49,760
Cable One, Inc.	25,321	47,741
Zee Entertainment Enterprises Ltd.3	16,232,700	46,303
JOYY Inc., Class A (ADR)	562,000	45,337
JCDecaux SA1,3	2,210,000	38,293
Nordic Entertainment Group AB, Class B3	717,450	30,399
Square Enix Holdings Co., Ltd.3	444,300	29,540
World Wrestling Entertainment, Inc., Class A	672,000	27,196
GCI Liberty, Inc., Class A1	285,400	23,391
Kamakura Shinsho, Ltd.2,3	2,297,900	20,275
CarGurus, Inc., Class A1	810,000	17,520
Tata Communications Ltd.3	1,445,000	16,684
Madison Square Garden Entertainment Corp., Class A1	238,970	16,367
Euskaltel, SA, non-registered shares3	1,330,000	14,056
Bharti Infratel Ltd.3	5,797,028	13,854
Adevinta ASA1,3	798,911	13,701
Pebble Group PLC/The1,2,3	13,396,071	13,569
VGI PCL, foreign registered3	45,650,000	9,236
HKBN Ltd.3	4,080,000	7,771
IMAX China Holding, Inc.3,4	4,063,700	6,635
Cardlytics, Inc.1	83,500	5,893
Zegona Communications PLC3	3,300,304	4,599
		1,555,372
Materials 1.74%
Navin Fluorine International Ltd.2,3	3,485,500	105,113
CCL Industries Inc., Class B, nonvoting shares	2,262,200	87,223
Valvoline Inc.	3,947,000	75,151
PI Industries Ltd.3	2,510,208	67,444
JCU Corp.2,3	1,817,400	60,133
Lundin Mining Corp.	8,886,000	49,584
Royal Gold, Inc.	338,000	40,617
LANXESS AG3	705,240	40,475
Symrise AG3	227,500	31,473
Axalta Coating Systems Ltd.1	1,399,600	31,029
Vidrala, SA, non-registered shares3	255,558	27,836

SMALLCAP World Fund — Page 13 of 18

Common stocks (continued) Materials (continued)	Shares	Value (000)
Essel Propack Ltd.3	8,419,273	$27,754
Croda International PLC3	303,595	24,511
Aluflexpack AG1,2,3	896,272	23,928
Huntsman Corp.	1,030,000	22,876
Arkema SA3	212,100	22,501
Gulf Oil Lubricants India Ltd.3	2,398,346	21,229
Berger Paints India Ltd.3	2,500,993	19,803
H.B. Fuller Co.	430,000	19,685
SIG Combibloc Group AG3	863,700	17,338
Loma Negra Compania Industrial Argentina SA (ADR)1	3,556,000	15,326
Venator Materials PLC1,2	7,873,182	15,195
Industrias Penoles, SAB de CV	783,428	12,659
Sandstorm Gold Ltd.1	1,361,300	11,489
Wienerberger AG1,3	425,700	11,198
China BlueChemical Ltd., Class H3	76,616,000	11,105
Allegheny Technologies Inc.1	1,227,223	10,701
Alcoa Corp.1	910,000	10,583
UPL Ltd.3	1,449,317	9,934
Borregaard ASA3	629,000	9,629
Gerdau SA (ADR)	2,011,500	7,443
Excelsior Mining Corp.1,2	12,868,000	6,572
Nevada Copper Corp.1	46,345,500	4,177
		951,714
Real estate 1.61%
Altus Group Ltd.2	3,237,372	134,523
Embassy Office Parks REIT3	26,275,200	128,575
WHA Corp. PCL2,3	843,252,324	75,192
Digital Realty Trust, Inc. REIT	346,283	50,820
JHSF Participações SA2	40,035,711	49,903
MGM Growth Properties LLC REIT, Class A	1,767,000	49,441
Concentradora Fibra Danhos, SA de CV REIT	50,327,700	46,114
K-Fast Holding AB, Class B1,2,3	1,632,678	43,130
Mindspace Business Parks REIT1,3	5,727,200	23,620
Mindspace Business Parks REIT1,3,7	3,272,800	12,553
FirstService Corp.4	200,000	26,393
Poly Property Services Co., Ltd., Class H3,4	3,070,600	23,930
DoubleDragon Properties Corp.1,3	82,126,600	23,715
Samhallsbyggnadsbolaget i Norden AB, Class B3	7,264,000	22,019
China Overseas Property Holdings Ltd.3	24,574,000	20,147
Redwood Trust, Inc. REIT	2,562,000	19,266
Cyrela Commercial Properties SA, ordinary nominative2	8,340,946	19,160
Hibernia REIT PLC3	16,260,000	19,005
Cousins Properties Inc. REIT	591,253	16,904
Mitre Realty Empreendimentos E Participações SA1,2	6,168,863	14,522
Central Pattana PCL, foreign registered3	9,042,800	12,152
Genova Property Group AB1,3	1,384,600	11,154
Park Hotels & Resorts Inc. REIT	861,300	8,604
Foxtons Group PLC1,2,3	17,881,785	8,532
Pebblebrook Hotel Trust REIT	633,400	7,936
Americold Realty Trust REIT	217,800	7,786
Metrovacesa, SA, non-registered shares1,3	961,809	6,223
Morguard Corp.	23,400	1,842
		883,161

SMALLCAP World Fund — Page 14 of 18

Common stocks (continued) Energy 0.77%	Shares	Value (000)
New Fortress Energy Inc., Class A4	2,656,000	$116,890
Parsley Energy, Inc., Class A	5,026,000	47,043
Petronet LNG Ltd.3	13,984,650	41,956
Worley Ltd.3	5,701,172	39,172
Cactus, Inc., Class A	1,249,900	23,986
Apache Corp.	2,478,500	23,471
Cimarex Energy Co.	885,000	21,532
Equitrans Midstream Corp.	2,287,801	19,355
Noble Energy, Inc.	2,225,000	19,024
Venture Global LNG, Inc., Series C1,3,5,6,7	4,240	15,943
Viper Energy Partners LP	1,455,000	10,942
Magnolia Oil & Gas Corp., Class A1	2,000,000	10,340
Inter Pipeline Ltd.4	960,000	9,423
Savannah Energy PLC1,2,3	64,599,102	8,759
Cosan Ltd., Class A	361,000	5,361
Solaris Oilfield Infrastructure, Inc., Class A	690,675	4,379
NuVista Energy Ltd.1	5,965,000	2,867
Hydrogenpro AS1,3	665,000	1,590
Diamondback Energy, Inc.	50,000	1,506
		423,539
Utilities 0.17%
Neoenergia SA	16,558,700	50,066
ENN Energy Holdings Ltd.3	3,825,000	41,729
Mytrah Energy Ltd.1,2,3,5	10,418,000	135
		91,930
Total common stocks (cost: $29,818,721,000)		51,419,532
Preferred securities 1.07% Information technology 0.50%
Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares1,3,5,6	9,415,404	110,631
Avidxchange, Inc., Series F, preferred shares1,2,3,5,6	2,159,548	105,844
Credo Technology Group Holding, Ltd., Series D, 8.00% noncumulative, preferred shares1,3,5,6	4,005,527	20,000
Gitlab Inc., Series E, preferred shares1,3,5,6	1,044,048	19,753
Patreon, Inc., Series E, preferred shares1,3,5,6	698,208	11,944
Patreon, Inc., Series Seed, preferred shares1,3,5,6	163,096	2,790
		270,962
Health care 0.32%
Sartorius AG, nonvoting preferred, non-registered shares3	395,000	162,263
PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares1,3,5,6	4,397,107	12,347
		174,610
Industrials 0.17%
Azul SA, preferred nominative (ADR)1,4	6,691,195	88,056
Azul SA, preferred nominative1	771,000	3,347
		91,403
Consumer discretionary 0.08%
Made.com Design Ltd., Series C-4, preferred shares1,2,3,5,6	2,067,967	46,537
Total preferred securities (cost: $406,851,000)		583,512

SMALLCAP World Fund — Page 15 of 18

Rights & warrants 0.00% Information technology 0.00%	Shares	Value (000)
Foursquare Labs, Inc., warrants, expire 20331,3,5,6	1,163,990	$586
Consumer discretionary 0.00%
DraftKings Inc., warrants, expire 20251,3	12,172	579
Health care 0.00%
Neovasc Inc., warrants, expire 20251,2,3	138,000	47
Total rights & warrants (cost: $79,000)		1,212
Convertible stocks 0.20% Consumer discretionary 0.09%
Coursera, Inc., Series E, 8.00% noncumulative, convertible preferred shares3,5,6	2,083,333	35,417
Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares3,5,6	450,000	7,650
Coursera, Inc., Series B, noncumulative, convertible preferred shares3,5,6	365,581	6,215
Coursera, Inc., Series F, noncumulative, convertible preferred shares3,5,6	135,838	2,309
Communication services 0.08%
Nextdoor Inc., Series H, convertible preferred shares3,5,6	1,512,513	44,695
Information technology 0.03%
RealSelf, Inc., Series C, convertible preferred shares1,2,3,5,6	3,468,862	13,945
Health care 0.00%
Proteus Digital Health, Inc., Series G, 6.50% noncumulative, convertible preferred shares3,5,6	3,044,139	—8
Total convertible stocks (cost: $128,264,000)		110,231
Convertible bonds & notes 0.03% Health care 0.03%	Principal amount (000)
Kronos Bio, Inc., convertible promissory notes, 0% 20223,5,6	$15,000	15,000
Total convertible bonds & notes (cost: $15,000,000)		15,000
Bonds, notes & other debt instruments 0.01% Corporate bonds, notes & loans 0.01% Energy 0.01%
Weatherford International PLC 8.75% 20247	1,913	1,965
Weatherford International PLC 11.00% 20247	5,093	3,068
		5,033
Total corporate bonds, notes & loans		5,033
Total bonds, notes & other debt instruments (cost: $6,791,000)		5,033

SMALLCAP World Fund — Page 16 of 18

Short-term securities 5.64% Money market investments 3.55%	Shares	Value (000)
Capital Group Central Cash Fund 0.12%2,9	15,196,924	$1,519,845
BlackRock Liquidity Funds – FedFund, Institutional Shares 0%9,10	160,000,000	160,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0%9,10	150,000,000	150,000
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%9,10	44,500,000	44,500
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%9,10	30,000,000	30,000
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.02%9,10	23,554,321	23,554
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.02%9,10	15,000,000	15,000
Fidelity Investments Money Market Government Portfolio, Class I 0.01%9,10	1,000,000	1,000
		1,943,899
Commercial paper 2.09%	Principal amount (000)
BNG Bank NV 0.15% due 11/24/20207	$200,000	199,953
Denmark (Kingdom of) 0.12% due 10/2/2020	100,000	99,999
DNB Bank ASA 0.13% due 10/23/20207	150,000	149,991
KfW 0.13% due 10/27/20207	200,000	199,985
Nederlandse Waterschapsbank NV 0.13% due 10/8/20207	100,000	99,998
NRW.Bank 0.15% due 10/15/20207	93,000	92,997
Toronto-Dominion Bank 0.13% due 10/28/20207	300,000	299,974
		1,142,897
Total short-term securities (cost: $3,086,492,000)		3,086,796
Total investment securities 100.95% (cost: $33,462,198,000)		55,221,316
Other assets less liabilities (0.95)%		(522,118)
Net assets 100.00%		$54,699,198

1	Security did not produce income during the last 12 months.
2	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
3	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $23,233,255,000, which represented 42.47% of the net assets of the fund. This amount includes $22,325,227,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
4	All or a portion of this security was on loan. The total value of all such securities was $873,083,000, which represented 1.60% of the net assets of the fund.
5	Value determined using significant unobservable inputs.
6	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
7	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,366,154,000, which represented 2.50% of the net assets of the fund.
8	Amount less than one thousand.
9	Rate represents the seven-day yield at 9/30/2020.
10	Security purchased with cash collateral from securities on loan.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Agilon Health TopCo, Inc.	1/4/2019-3/4/2020	$50,494	$150,636.28%
Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares	5/27/2020	78,500	110,631.20
Marqeta, Inc.	8/17/2020	13,785	19,427.04
Avidxchange, Inc., Series F, preferred shares	12/26/2019	105,844	105,844.19
Coursera, Inc., Series E, 8.00% noncumulative, convertible preferred shares	4/23/2019	25,000	35,417.06
Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares	2/20/2020	5,400	7,650.01

SMALLCAP World Fund — Page 17 of 18

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Coursera, Inc. Series B, noncumulative, convertible preferred shares	8/12/2020	$5,721	$6,215.01%
Coursera, Inc.	8/12/2020	3,731	3,576.01
Coursera, Inc. Series F, noncumulative, convertible preferred shares	7/15/2020	2,309	2,309.00
Made.com Design Ltd., Series C-4, preferred shares	3/2/2018	41,328	46,537.08
Nextdoor Inc., Series H, convertible preferred shares	5/8/2019	30,833	44,695.08
Acerta Pharma BV	5/7/2014	11,250	25,755.05
Credo Technology Group Holding, Ltd., Series D, 8.00% noncumulative, preferred shares	3/20/2020	20,000	20,000.04
Gitlab Inc., Series E, preferred shares	9/11/2019	19,450	19,753.04
Grail, Inc.	4/17/2020	9,907	19,084.03
Venture Global LNG, Inc., Series C	5/1/2015	12,720	15,943.03
Kronos Bio, Inc., convertible promissory notes, 0% 2022	8/20/2020	15,000	15,000.03
Patreon, Inc., Series E, preferred shares	9/1/2020	11,944	11,944.02
Patreon, Inc., Series Seed, preferred shares	9/16/2020	2,790	2,790.01
RealSelf, Inc., Series C, convertible preferred shares	4/18/2018	19,000	13,945.03
PACT Pharma, Inc., Series C, 8% noncumulative, preferred shares	2/7/2020	9,000	12,347.02
Foursquare Labs, Inc., Series A	12/3/2013	20,000	5,891.01
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	586.00
Proteus Digital Health, Inc., Series G, 6.50% noncumulative, convertible preferred shares	5/6/2014-7/23/2014	40,000	—	.00
Total private placement securities		$554,006	$695,975	1.27%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
ISK = Icelandic kronor
SDR = Swedish Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFP4-035-1120O-S78116	SMALLCAP World Fund — Page 18 of 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of SMALLCAP World Fund, Inc. (the “Fund”), as of September 30, 2020, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 10, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By __/s/ Paul F. Roye________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Paul F. Roye_____________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2020

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: November 30, 2020